                                 Sefton Funds
             SEMI-ANNUAL REPORT FOR THE PERIOD ENDED JUNE 30, 1998

                             [PHOTO APPEARS HERE]

CONTENTS

                      [LOGO OF SEFTON FUNDS APPEARS HERE]

Chairman's Message ..................................................     1
Economic Overview ...................................................     3
Sefton Funds Investment Objectives ..................................     4
Fixed Income Methodology ............................................     5
Sefton U.S. Government Fund & California Tax-Free Fund ..............     6
  U.S. Government Fund Summary ......................................     6
  U.S. Government Fund Highlights & Portfolio Performance ...........     7
  California Tax-Free Fund Summary ..................................     9
  California Tax-Free Fund Highlights & Portfolio Performance .......     10

Equity Methodology ..................................................     12
Sefton Equity Value Fund & Small Company Value Fund .................     13
  Equity Value Fund Summary .........................................     13
  Equity Value Fund Highlights & Portfolio Performance ..............     15
  Small Company Value Fund Summary ..................................     17
  Small Company Value Fund Highlights & Portfolio Performance .......     18

Definition of Common Terms ..........................................     20

Financial Statements ................................................     23
  U.S. Government Fund ..............................................     23
  California Tax-Free Fund ..........................................     29
  Equity Value Fund .................................................     37
  Small Company Value Fund ..........................................     44

Notes to Financial Statements .......................................     51

[PHOTO OF HARLEY K. SEFTON APPEARS HERE]

Harley K. Sefton

Chairman of the Board
Sefton Funds

Mr. Sefton is the President and CEO of Sefton Capital Management (SCM). He is responsible for the overall management and operations of the firm. Mr. Sefton is actively involved in client service and marketing. Mr. Sefton also serves as the Chairman for the Firm's Management Committee and is a member of SCM's Investment Policy Committee.

Prior to founding SCM, Mr. Sefton was President and CEO of San Diego Financial Capital Management, Inc., a wholly owned subsidiary of San Diego Trust & Savings Bank. There, he was instrumental in creating the Pacifica Family of Mutual Funds which achieved $1.2 billion in assets under management. Mr. Sefton was also associated with San Diego Trust & Savings Bank for almost twenty years, serving as Vice Chairman of the Board and Executive Vice President/ Division Manager of the Trust & Financial Services Division at the time of the Bank's merger with First Interstate Bank.

Mr. Sefton received his Bachelor of Arts degree from the University of San Diego. He presently serves on the Boards of Directors for The San Diego Natural History Museum and Scripps Bank. Mr. Sefton is also a member of the San Diego Rotary Club.

CHAIRMAN'S MESSAGE

Dear Shareholder:

Enclosed is your copy of the Sefton Funds Semi-Annual Report for the period January 1, 1998, through June 30, 1998.

During the period, Sefton Fund assets increased $14 million and now total $204 million. I would like to extend a warm welcome to our new shareholders that have joined us this year. I appreciate your confidence and trust in choosing the Sefton Funds to help accomplish your investment objectives. For those shareholders who continue to invest with us, I thank you for your loyalty and we look forward to helping you meet, and hopefully exceed, your future financial goals.

The first half of 1998 has proven to be a difficult period for our value style of equity management. Both the Sefton Equity Value Fund and the Sefton Small Company Value Fund have underperformed the S&P 500 by significant margins year-to-date as investors have focused on and rewarded a small subset of the very largest multinational companies. These "mega-cap" companies are currently trading at valuation multiples which we believe to be excessive and unsustainable. Consequently, we have avoided these high priced issues and focused our investments on middle and small-capitalization companies, which in our opinion have far more attractive long-term return potential and far less downside risk. We believe that our shareholders expect us to prudently manage their money. That responsibility becomes ever more important during times when, in our view, fundamental value has been set aside by the general investing public in favor for following what we believe to be a short-term market trend.

While market preferences may shift from one type of investment to another, history has shown that a value approach to stock selection outperforms momentum and growth styles of investing over time. * We believe the adherence to a value investment approach helps to avoid getting caught up in market psychology and making investments based upon emotional criteria rather than fundamental analysis.

I am pleased to report that our two fixed income funds, the Sefton California Tax-Free Fund and the Sefton U.S. Government Fund, continue to significantly outperform their respective Morningstar Universes.

Thank you again for placing your confidence in us. I would like to assure you that we are working harder than ever to maintain the superior quality of investment management and service to which you have become accustomed.

Sincerely,

/s/ Harley K. Sefton

Harley K. Sefton

Chairman

 * Ibbotson Associates. This statement is based upon historical performance for the S&P/BARRA 500 Growth Index versus the S&P/BARRA 500 Value Index. Total return since inception, 12/75 through 12/97, for the indices is 15.30% and 17.63%, respectively. Past performance does not guarantee future results.

This report, including the financial statements herein, is transmitted to the shareholders of the Sefton Funds for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Funds or any securities mentioned in this report.

ECONOMIC REVIEW

It appears that the U.S. economy has slowed substantially from the first quarter growth rate of 5.5% (Real GDP). The initial government estimate of second quarter growth was 1.4%. Compared to the first quarter, the primary restraining factors included a lower level of inventory accumulation, a smaller increase in consumer spending and deterioration in net exports (Asian crisis). In addition, the General Motors strike clearly had a negative impact on the quarter. Importantly, though, unemployment continues at record low levels of approximately 4.5%. Consumer confidence is still extremely high and consumer spending (including housing construction) was perhaps the one bright spot during the quarter. Inflation is still under control at an annual rate of 1.4% (CPI), as deflation in the goods (manufacturing) sector is serving as an offset to a slight acceleration in service sector prices.

During the balance of the year, we anticipate that economic growth will average 2%, while unemployment levels may increase slightly and inflation figures should continue to be reported in the 1-2% range. However, in our view, the key question going forward for investors: can the reduced demand for U.S. goods in Asia, caused by weak economies and the strong dollar, slow the manufacturing side of the U.S. economy enough to prevent the unemployment rate from declining any further? The goal, of course, will be to prevent a dramatic acceleration in wage gains and inflation that many predict will occur if strong growth is allowed to continue in the context of record low unemployment levels. If the answer to the question is "no", then the Federal Reserve has indicated that they will raise interest rates in an attempt to slow the economy and engineer a "soft landing" slowdown. If the answer is "yes", then we may have achieved what could be characterized as a natural soft landing. Hence, we believe it would appear that a slowdown, not necessarily a recession, in the economy is imminent. Now, the only issue, will it be caused by the Federal Reserve or by Asia? Stay tuned.
 . . .

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

SEFTON FUNDS INVESTMENT OBJECTIVES

[LOGO OF SEFTON FUNDS APPEARS HERE]

U.S. Government Fund
The Sefton U.S. Government Fund's investment objective is to provide investors with as high a level of current income as is consistent with preservation of capital. The Fund pursues this objective in a consistently prudent and diverse manner. The Fund is an intermediate-term bond fund and will have an average weighted maturity between 5 and 10 years. At all times the Fund will have a minimum of 65% of its assets in U.S. Government or U.S. Government agency securities.

California Tax-Free Fund
The Sefton California Tax-Free Fund's investment objective is to provide investors with as high a level of current income, exempt from both federal and California state personal income taxes, as is consistent with preservation of capital. The Fund will maintain an average weighted maturity of 10 or more years. The Fund generally will not purchase bond issues subject to the alternative minimum tax.

Equity Value Fund
The Sefton Equity Value Fund's investment objective is to provide investors with long-term capital appreciation. The Fund pursues this objective by investing primarily in the common stock of large and mid-sized companies traded on both domestic and foreign exchanges which are deemed to be undervalued. The Fund may also invest in smaller companies with market capitalizations exceeding $50 million. Income generation is a secondary consideration for the Fund. However, the Fund may purchase dividend-paying stocks of particular issuers when the issuer's dividend record may, in the adviser's opinion, have a favorable influence on the market value of the securities.

Small Company Value Fund
The Sefton Small Company Value Fund's objective is to provide investors with long-term capital appreciation. The Fund pursues its investment objective by investing in equity securities of small capitalization companies which are believed to be undervalued. Small capitalization companies are defined as companies having stock market capitalizations of $1 billion or less at the time of initial purchase. Current income is a secondary consideration on selecting portfolio investments. Under normal market conditions, the Fund will invest at least 65% of its total assets in common stocks, preferred stocks, and securities convertible into common stocks of small capitalization companies.

SEFTON CAPITAL MANAGEMENT FIXED INCOME METHODOLOGY

Investment Objective
The goal of Sefton Capital Management's fixed income fund managers is to provide investors with a high level of current income as is consistent with the preservation of capital.

Investment Philosophy
The general philosophy of our fixed income discipline is that stringent fundamental security analysis is the surest means to achieving above-average total returns consistent with prudent risk of capital. Identifying and managing risk is a corner stone of our investment strategy. Risk, in all of its forms -- credit, liquidity, market and volatility -- is carefully identified and evaluated. Additional expected return is required for undertaking any of these risks. Securities which involve risks that cannot be evaluated are avoided.

Investment Methodology
Our fundamental approach to fixed income portfolio management places heavy emphasis on horizon analysis, which provides a framework for understanding how a selected bond or mutual fund portfolio will react to varying economic and interest rate situations. Sefton Capital Management's fixed income managers integrate both historic and expected interest rate scenarios into their horizon analysis. Probabilities are then assigned to differing interest rate scenarios in order to develop weighted average expected horizon returns.

Value-Added
Sefton Capital Management's fixed income managers add value by actively managing the maturity/duration structure of our funds. It is our policy to position a fund relative to a defined neutral position, taking into account our directional outlook for interest rates. A fund will be long, short or equal to the defined neutral position. The fund managers establish their fund durations through careful analysis and judgment, with clearly-defined limits established relative to the long or short maturity/duration structures.

Sefton Capital Management's fund managers further add value by aggressively managing risk within well-defined risk parameters. We overweight or underweight fixed income sectors within our bond funds and add value through security selection by relative value analysis.

Performance
For each fund which we manage, we attempt to achieve high current income and consistent above-average total rates of return. While fund performance is tracked on a daily basis, our focus is on time periods of one to three years. Our methods and strategies are designed to contribute to the attainment of consistently successful results over a full economic cycle.

Summary of Fixed Income Management
The Sefton Capital Management approach to fixed income fund management is disciplined and well-defined. Our policies, guidelines and decisions regarding fixed income fund management are consistent with our stated philosophy and contribute to our objective of producing consistent returns for our valued shareholders.

[PHOTO OF TED J. PIORKOWSKI, C.F.A. APPEARS HERE]

Ted J. Piorkowski, C.F.A.

Vice President and
Fixed Income Fund Manager

Mr. Piorkowski is involved in the areas of fixed income analysis, trading and portfolio management. Ted is the manager for the Sefton U.S. Government Fund and the Sefton California Tax-Free Fund. He serves as an officer of the Board for the Sefton Mutual Funds and is a member of Sefton Capital Management's (SCM) Management Committee and a member of SCM's Investment Policy Committee.

Prior to joining SCM, Mr. Piorkowski was a Vice President and Portfolio Manager with San Diego Financial Capital Management, Inc., a wholly owned subsidiary of San Diego Trust & Savings Bank for eight years. Mr. Piorkowski functioned as a fixed-income Portfolio Manager for the Pacifica Mutual Funds, managing $350 million in fund assets. His responsibilities also included independent credit analysis and review, short term liquidity management and separate account fixed income management.

Mr. Piorkowski received his B.S. in Finance and an M.B.A. from San Diego State University. He received his Chartered Financial Analyst designation in 1991 and is a member of the Financial Analysts Society of San Diego.

SEFTON U.S. GOVERNMENT FUND AND
CALIFORNIA TAX-FREE FUND

SEFTON U.S. GOVERNMENT FUND SUMMARY
For the six months ended June 30, 1998, the Sefton U.S. Government Fund generated a total return of 3.5%(1). This compares favorably to the 3.2%(2) average return for all funds within the Morningstar U.S. Government Bond Fund Universe. The Fund has returned 9.8% over the past year and has generated an average annual total return of 7.8% since its inception in April 1995. This again compares favorably to the Morningstar U.S. Government Bond Fund Universe, which posted gains of 8.6% for the past year and 7.4% since April 1995.

U.S. economic activity has moderated from its torrid first quarter pace. The economy and the Treasury yield curve have been significantly impacted by the continuation of economic turmoil coming from Asia. For the first six months of 1998, Treasury bond yields fell 10-30 basis points across the yield curve. The Federal Reserve continues to hold steady its monetary policy, along with their stated "bias towards tightening".

At mid-year, our sector allocation for the U.S. Government Fund was overweighted in Treasuries, underweighted in Mortgages, and neutrally weighted in Corporates. (Overweighted/Underweighted measures the Fund's holdings relative to broad domestic fixed income indexes.) The Fund had the approximate average maturity and duration characteristics of a 5-year Treasury note. The Fund maintained a short-to-neutral maturity/duration objective relative to its competitive universe during the period, helping us outperform our competitive universe. Going forward, we anticipate selectively increasing our Mortgage sector allocation, as we move toward a neutral sector weight.

(1) References to total return herein include reinvested dividends and capital gains paid.

(2) Morningstar U.S. Government Bond Fund General Universe is an average of U.S. Government Bond mutual funds as tracked by Morningstar.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

SEFTON U.S. GOVERNMENT FUND HIGHLIGHTS AS OF JUNE 30, 1998

Net Assets:             $38,785,359
NAV Per Share:               $12.71
SEC Yield-30 Day:             5.11%

Significant Holdings /(1)/
8.3% U.S. Treasury Note, Yields 7.50%, Due 5/15/2002
5.8% U.S. Treasury Note, Yields 6.25%, Due 2/15/2003
4.3% Freddie Mac, Yields 6.10%, Due 11/15/2016
2.7% Boise Cascade, Yields 7.70%, Due 1/30/2003


Treasury                   48%
Cash                       13%
Mortgage                   18%
Agency                      2%
Corporate                  19%


Sector Diversification /(1)/



(1)Percentages are based upon total net assets. The composition of the Fund's holdings is subject to change.

SEFTON U.S. GOVERNMENT FUND PORTFOLIO PERFORMANCE*

                                     Sefton U.S.    Morningstar U.S. Government
                                    Government Fund     Bond Funds Average

Year To Date                              3.5%                3.2%
One Year                                  9.8%                8.6%
Three Year Annualized                     6.6%                6.4%
Annualized Since Inception (4/3/95)       7.8%                7.4%


 * Performance data quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

SEFTON U.S. GOVERNMENT FUND
RESULTS OF $10,000 INVESTMENT COMPARISON

Results of a hypothetical $10,000 investment in the Sefton U.S. Government Fund, the Morningstar U.S. Government Bond Fund General Average *, and the Lehman Brothers Intermediate Government Corporate Bond Index.**(Fund inception date:
April 3, 1995)

                                   Morningstar U.S. Gov't     Lehman Bros. Intermediate Gov't/
         Sefton U.S. Gov't Fund   Bond Fund General Average         Corporate Bond Index
Apr-95            10,039                   10,109                             10,124
May-95
Jun-95            10,557                   10,482                             10,500
Jul-95
Aug-95
Sep-95            10,719                   10,650                             10,673
Oct-95
Nov-95
Dec-95            11,195                   11,048                             11,047
Jan-96
Feb-96
Mar-96            10,898                   10,854                             10,956
Apr-96
May-96
Jun-96            10,907                   10,881                             11,024
Jul-96
Aug-96
Sep-96            11,046                   11,046                             11,220
Oct-96
Nov-96
Dec-96            11,379                   11,324                             11,495
Jan-97
Feb-97
Mar-97            11,256                   11,266                             11,482
Apr-97
May-97
Jun-97            11,627                   11,603                             11,821
Jul-97
Aug-97
Sep-97            12,003                   11,922                             12,140
Oct-97
Nov-97
Dec-97            12,347                   12,215                             12,400
Jan-98
Feb-98
Mar-98
Apr-98
May-98
Jun-98            12,771                   12,618                             12,829

Performance figures reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the absorption of fee waivers and expense reimbursements, total return figures would have been lower. Performance data quoted represents past performance and is not indicative of future results. Share price, investment return, and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

* The Morningstar U.S. Government Bond Fund General Average is composed of 395 funds with an investment objective that seeks income by investing in a blend of mortgage-backed securities, and U.S. Treasury and agency securities.

** The Lehman Brothers Intermediate Government/Corporate Bond Index is representative of the performance of intermediate corporate and U.S. Government bonds. An investor may not invest in this unmanaged index.

SEFTON CALIFORNIA TAX-FREE FUND SUMMARY

The Sefton California Tax-Free Fund returned 2.5%(1) for the six months ended June 30, 1998. This compares favorably to the 2.2%(2) return for the Morningstar California Municipal Bond Fund Universe. Over the past twelve months, the Fund generated a total return of 8.1%, outperforming its Morningstar Universe which returned 7.9%. Over the past three years, the fund has significantly outperformed its peer group, with an average annual return of 7.8% versus an average return of 7.2% for the Morningstar California Municipal Bond Fund Universe.

Yields of California municipal bonds were essentially unchanged for the first six months of 1998. Surprisingly, bond issuance has been very strong. Nationally, municipal issuance was up more than 50% than the corresponding first six months of 1997.

 At mid-year, the Sefton California Tax-Free Fund had an average maturity of approximately 14.8 years and an average coupon of 5.6%. The Fund's largest sector allocations are: education, water, health and transportation. In addition, approximately 55% of the Fund's current holdings are insured bonds. The Fund's maturity/duration position is currently neutral. We anticipate increasing the maturity/duration position to slightly longer than neutral as market conditions afford us the opportunity.

/(1)/ References to total return herein include reinvested dividends and capital gains paid.

/(2)/ Morningstar California Municipal Bond Fund Universe is an average of California municipal bond mutual funds as tracked by Morningstar.

The Fund's income may be subject to certain state and local taxes, and depending upon your tax status, income may be subject to the federal alternative minimum tax.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

SEFTON CALIFORNIA TAX-FREE FUND HIGHLIGHTS AS OF JUNE 30, 1998

Net Assets:                   $44,053,115
NAV Per Share:                     $12.88
SEC Yield-30 Day:                    3.74%
   Taxable Equivalent Yield:         7.73%
   (combined 44.7% rate)

Significant Holdings /(1)/
5.0% Rancho California -- Water District Financing
     Authority, Yields 5.88%, Due 11/01/2010
4.1% California Educational Facilities -- Pamona College,
     Yields 6.13%, Due 2/15/2008
3.7% California Health Financing -- Scripps Hospital,
     Yields 6.25%, Due 10/01/2013
3.6% San Diego Regional Transportation Commission,
     Yields 5.00%, Due 4/01/2007

Sector Diversification /(1)/

Misc. Revenue Bonds              8%
Power                            4%
Prisons                          2%
Transportation                  11%
Waste                            8%
Water                           13%
Certificate of Participation     4%
Education                       18%
Floater                          8%
General Obligations             10%
Health                          12%
Housing                          8%

(1) Percentages are based upon total net assets. The composition of the Fund's holdings is subject to change.


SEFTON CALIFORNIA TAX-FREE FUND PORTFOLIO PERFORMANCE *

                            Sefton California  Morningstar California Municipal
                              Tax-Free Fund         Bond Funds Average

Year To Date                      2.5                      2.2
One Year                          8.1                      7.9
Three Year (Annualized)           7.8                      7.2
Annualized Since Inception        7.3                      7.2
(4/3/95)


 * Performance data quoted represents past performance and is not indicative of future results.

Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

SEFTON CALIFORNIA TAX-FREE FUND
RESULTS OF $10,000 INVESTMENT COMPARISON

Results of a hypothetical $10,000 investment in the Sefton California Tax-Free Fund, the Morningstar California Municipal Bond Fund Average*, and the Lehman Brothers 10-Year Municipal Bond Index.**(Fund inception date: April 3,1995)


                                     Morningstar
           Sefton California     California Municipal   Lehman Bros. 10-Year
           Tax-Free Fund           Bond Fund Average    Municipal Bond Index

Apr-95        9,932                    10,007                  10,012
May-95
Jun-95       10,039                    10,179                  10,265
Jul-95
Aug-95
Sep-95       10,328                    10,427                  10,625
Oct-95
Nov-95
Dec-95       10,821                    10,923                  10,958
Jan-96
Feb-96
Mar-96       10,661                    10,721                  10,887
Apr-96
May-96
Jun-96       10,756                    10,800                  10,921
Jul-96
Aug-96
Sep-96       11,022                    11,057                  11,139
Oct-96
Nov-96
Dec-96       11,318                    11,323                  11,456
Jan-97
Feb-97
Mar-97       11,268                    11,256                  11,453
Apr-97
May-97
Jun-97       11,640                    11,627                  11,830
Jul-97
Aug-97
Sep-97       11,959                    11,974                  12,198
Oct-97
Nov-97
Dec-97       12,274                    12,272                  12,514
Jan-98
Feb-98
Mar-98
Apr-98
May-98
Jun-98       12,578                    12,548                  12,834


Performance figures reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the absorption of fee waivers and expense reimbursements, total return figures would have been lower. Performance data quoted represents past performance and is not indicative of future results. Share price, investment return, and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

* The Morningstar California Municipal Bond Funds Average is composed of 172 funds with an investment objective that seeks to invest assets in municipal debt issues which are exempt from taxation in California.

** The Lehman Brothers 10 Year Municipal Bond Index is a total return performance benchmark for the long-term, investment-grade tax-exempt bond market. Returns and attributes for the index are calculated semi-monthly using approximately 25,000 municipal bonds. An investor may not invest in this unmanaged index.

SEFTON CAPITAL MANAGEMENT EQUITY METHODOLOGY

Investment Objective

The goal of Sefton Capital Management's equity fund managers is to provide shareholders with long-term capital appreciation. The Fund's managers seek stocks with prospects for above average capital appreciation with below average risk. Results are measured over a full market cycle as compared to other diversified stock mutual funds and the S&P 500 stock index. We believe our approach is well-suited to the needs of longer-term investors who are seeking capital growth over time horizons of five years or more.

Stock Selection Process

Sefton Capital Management's equity fund managers research stock market opportunities to identify and select stocks which exhibit significantly more potential for upside reward than downside risk. We pay particular attention to stocks possessing low relative valuation multiples combined with a catalyst that will, in our judgement, attract greater investor attention with in the next one to two years.

Sefton Capital Management's managers search both domestic and foreign markets for stocks which meet our demanding criteria. In general, stocks selected for inclusion in our funds share one or more of the following characteristics:

     . Below-average valuation multiples, such as price/earnings, price/book value, price/sales and price/cash flow

     . A near-term catalyst for higher future valuation, such as product introductions, cost- cutting initiatives, a cyclical surge in profits or a change in management

     .    Improving financial strength

     .    A management team committed to its shareholders' interests

Risk Management

One of the primary advantages of Sefton Capital Management's value investment methodology is that purchasing under valued securities should help limit the overall downside risk of a stock portfolio since stocks that are relatively underpriced have less distance to fall in a market decline than stocks that are more fully priced.

Our equity fund managers seek a favorable balance between risk and reward by diversifying the Funds across a broad range of industries and economic sectors. For example, no more than five percent of any fund is comprised of an individual company's stock (at cost) and no economic sector exceeds 20% of a total portfolio. Foreign stocks are held but generally amount to less than 10% of invested assets.

Sell Discipline

Our sell discipline has the overall objective of reducing volatility. Regardless of whether a stock has gone up or down, it is sold out of a fund when the stock no longer appears to be under valued relative to its peer group or the broadmarket. The portfolio managers may also sell a stock if an original catalyst for higher prices no longer seems plausible or imminent. As a final risk control measure, under normal stock conditions any stock that declines by 15% or more from its cost or during a calendar year is sold.

Equity Management Summary

Our approach to equity fund management is disciplined, time-tested and intuitive. The methodologies and processes utilized by Sefton Capital Management's mutual fund managers are based upon sound principles and experience.

[PICTURE OF THOMAS C. BOWDEN APPEARS HERE]

Thomas C. Bowden, C.F.A.

Vice President and
Equity Fund Manager

Mr. Bowden is involved in the areas of equity analysis, trading and portfolio management. He is the co-manager of the Sefton Equity Value Fund and the Sefton Small Company Value Fund. Mr. Bowden serves as an officer of the Board for the Sefton Mutual Funds and is a member of Sefton Capital Management's (SCM) Management Committee and SCM's Investment Policy Committee.

Mr. Bowden joined SCM in February 1995 after serving as Vice President and Equity Portfolio Manager with San Diego Financial Capital Management, Inc., a wholly owned subsidiary of San Diego Trust & Savings Bank, for nine years. During that time, he was co-manager of the Pacifica Equity Value and Pacifica Balanced Mutual Funds and managed customized equity portfolios for individuals and institutions. Previously, Mr. Bowden was a Commercial Loan Officer with Bank of America for two years.

Mr. Bowden received his B.S. in Finance and Business Economics from the University of Southern California and an M.B.A. from the University of Chicago. He received his Chartered Financial Analyst designation in 1989. Mr. Bowden is also a member of the Financial Analysts Society of San Diego.

SEFTON EQUITY VALUE FUND AND
SMALL COMPANY VALUE FUND

SEFTON EQUITY VALUE FUND SUMMARY

In the first half of 1998, investors witnessed significant divergences in performance between large and small-capitalization stocks and growth and value stocks. The S&P 500 Index provided a total return of 17.7%(1). Within the S&P 500 Index, growth outperformed value by 10.9%. The Russell 2000 Index, representative of small capitalization stocks, rose a mere 4.9%(2) year-to-date.

The Sefton Equity Value Fund has underperformed the Morningstar Growth Fund Universe during the first half of this year, posting a total return of 1.3%(3) versus 13.5%(4), respectively. The catalyst for this recent period of underperformance can be tied to the events in Asia. On October 27th, the Asian currency crisis boiled over into the U.S. stock market, significantly changing investor psychology. That difference has shown up in the narrowing of the market's breadth. As investors weighed their concerns over Asia against their desire to stay invested in stocks, they began moving out of all but the largest and most liquid U.S. stocks. The Equity Value Fund was not invested in many of these stocks because so few were reasonably priced, even after the October decline. In the short-term, investors have ignored the high valuations and have instead focused on the trading liquidity and on brand-name quality in selecting their stock holdings.

Over time, we believe that many of the trends witnessed in the first half of 1998 are likely to reverse. According to data from Ibbotson Associates, small and mid-cap stocks have historically provided total returns, which exceed those provided by large-cap stocks. *In addition, value stocks have also outperformed growth stocks historically.

(1) The Standard & Poor's 500 Index is a broad-based measurement of changes in stock market conditions based on the average performance of 500 widely held common stocks. An investor may not invest in this unmanaged index.

(2) The Russell 2000 is an unmanaged stock index generally representative of the small capitalization equity market as a whole and cannot be invested in directly.

(3) References to total return herein include reinvested dividends and capital gains paid.

(4) Morningstar Growth Fund Universe is an average of domestic growth stock funds as tracked by Morningstar.

* Ibbotson Associates. SBBI 1998 Yearbook. Wealth Indices of Investments in the U.S. Capital Markets. Past Performance does not guarantee future results.

[PHOTO OF LEIF O. SANCHEZ APPEARS HERE]

Leif O. Sanchez, C.F.A.

Vice President and
Equity Fund Manager

Mr. Sanchez is involved in the areas of equity analysis, trading and portfolio management. He is the co-manager of the Sefton Equity Value Fund and the Sefton Small Company Value Fund. Mr. Sanchez serves as an officer of the Board for the Sefton Mutual Funds and is a member of Sefton Capital Management's (SCM) Management Committee and SCM's Investment Policy Committee.

Mr. Sanchez joined SCM in February 1995 after ten years as Vice President and Equity Portfolio Manager with San Diego Financial Capital Management, Inc., a wholly owned subsidiary of San Diego Trust & Savings Bank. During that time, he was co-manager of the Pacifica Equity Value and Pacifica Balanced Mutual Funds and managed customized equity portfolios for individuals and institutions.

Mr. Sanchez received a B.A. in Engineering from Harvard College in Cambridge, Massachusetts and obtained his Chartered Financial Analyst designation in 1989. Mr. Sanchez is also a member of the Financial Analysts Society of San Diego.

Presently, the Fund is overweighted in the Energy, Finance, Basic Industry and Utility/REIT sectors and underweighted in the Health Care, Technology, and Consumer Staples areas. The Fund's current cash position is 10%. While the near-term outlook for the basic industry and energy sectors is poor, these stocks are a large component of any value universe and we feel they should perform very well as the outlook for the world economy improves. Consequently, in order to capture these anticipated returns, our exposure to small and mid-cap stocks as well as the various sectors will not likely change significantly in the near future.





The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

SEFTON EQUITY VALUE FUND HIGHLIGHTS AS OF JUNE 30, 1998

Net Assets:                       $83,251,235
NAV Per Share:                         $17.56

Top Ten Holdings /(1)/            % of Assets
Chase Manhattan Corporation              5.4%
First Energy Corporation                 4.5%
Dana Corporation                         4.2%
IBM                                      4.1%
Reliastar Financial                      4.0%
Mascotech, Inc.                          3.7%
Cigna                                    3.7%
PPG Industries, Inc.                     3.6%
Mark IV                                  3.4%
Atlantic Richfield Company               3.3%

Consumer Staples                           2%
Utilities/REITS                           13%
Services                                   6%
Manufacturing                             11%
Finance                                   21%
Technology                                 8%
Health Care                                3%
Consumer Cyclical                          7%
Basic Industry                            10%
Energy                                    10%
Cash                                      10%

Sector Diversification /(1)/



(1) Percentages are based upon total net assets. The composition of the Fund's holdings is subject to change.

SEFTON EQUITY VALUE FUND PORTFOLIO PERFORMANCE*

                                       Sefton Equity        Morningstar
                                         Value Fund     Growth Funds Average
Year To Date                                 1.3%              13.5%
One Year                                     9.8%              24.7%
Three Year Annualized                       23  %              23.8%
Annualized Since Inception (4/3/95)         22.4%              25.2%


SEFTON EQUITY VALUE FUND
MORNINGSTAR GROWTH FUNDS AVERAGE

 * Performance data quoted represents past performance and is not indicative of future results.

Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

SEFTON EQUITY VALUE FUND
RESULTS OF $10,000 INVESTMENT COMPARISON

Results of a hypothetical $10,000 investment in the Sefton Equity Value Fund, the Morningstar Growth Fund Average*, and the S&P 500 Index.**(Fund inception date: April 3, 1995)

                                            Morningstar
           Sefton Equity Value Fund     Growth Fund Average   S&P 500 Index
Apr-95               9,983                     10,197              10,291
May-95
Jun-95              10,350                     10,939              10,949
Jul-95
Aug-95
Sep-95              11,280                     11,904              11,819
Oct-95
Nov-95
Dec-95              11,604                     12,196              12,524
Jan-96
Feb-96
Mar-96              12,831                     12,885              13,204
Apr-96
May-96
Jun-96              12,973                     13,480              13,801
Jul-96
Aug-96
Sep-96              13,579                     13,894              14,223
Oct-96
Nov-96
Dec-96              15,167                     14,620              15,413
Jan-97
Feb-97
Mar-97              15,555                     14,366              15,817
Apr-97
May-97
Jun-97              17,516                     16,810              18,583
Jul-97
Aug-97
Sep-97              19,378                     18,495              19,981
Oct-97
Nov-97
Dec-97              18,997                     18,217              20,556
Jan-98
Feb-98
Mar-98
Apr-98
May-98
Jun-98              19,235                     20,778              24,187

Performance figures reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the absorption of fee waivers and expense reimbursements, total return figures would have been lower. Performance data quoted represents past performance and is not indicative of future results. Share price, investment return, and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

* The Morningstar Growth Fund Average is composed of 1212 funds with an investment objective to invest in companies whose long-term earnings are expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged indices.

** The Standard & Poor's 500 Index is a broad-based measurement of changes in stock market conditions based on the average performance of 500 widely held common stocks. An investor may not invest in this unmanaged index.

SEFTON SMALL COMPANY VALUE FUND SUMMARY

During the second quarter of 1998, the Russell 2000 Index, representing small-capitalization stocks, declined 4.6%, bringing its year-to-date performance to 4.9%/1/. The average fund in the Morningstar Small Company Fund Universe experienced a decline of 4.0%/2/ during the second quarter and is up 6.6% year-to-date. Relative to these benchmarks, the Sefton Small Company Value Fund underperformed, as the Fund was down 6.0%/3/ during the second quarter and is up 1.9% year-to-date. The underperformance can be attributed to our overweighting in the manufacturing sector and negative earnings surprises in a few of our technology and basic industry stocks, where even small exposure hurt overall performance.

Stocks which made significant, positive contributions to the performance of the Fund during the quarter (each up 15% or more) include Ceanic (1.9% of the portfolio as of 6/30/98). Tarrant Apparel (3.5%), and Tropical Sportswear (2.5%), as based upon a percentage of total net assets. *

The Fund experienced positive cash flows during the quarter, and as a consequence fourteen stocks were purchased while six were sold. Presently, we are overweighted in the REIT/Utility and the Manufacturing sector and underweighted in the Technology, Finance, and Basic Industry sectors. The Fund's current cash position is 9%.

*    The holdings of the portfolio are subject to change.
(1) The Russell 2000 is an unmanaged stock index generally representative of small capitalization equity market as a whole and cannot be invested in directly.
(2) Morningstar Small Company Fund Universe is an average of domestic small-company stock mutual funds as tracked by Morningstar.
(3) References to total return herein include reinvested dividends and capitalgains paid.

Smaller companies' stocks typically carry additional risks, experience a greater degree of market volatility, and have a higher risk of failure, and by definition are not as well established as "blue chip" companies. The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

SEFTON SMALL COMPANY VALUE FUND HIGHLIGHTS AS OF JUNE 30, 1998

Net Assets:                       $37,518,666
NAV Per Share:                         $12.93

Top Ten Holdings (1)               % of Assets
Mascotech Inc.                            4.5%
East Group Property Investors             4.3%
Bedford Property Investors                4.0%
Trinet Corporate Realty Trust             3.6%
Tarrant Apparel Group                     3.5%
Sun Healthcare Group, Inc.                3.1%
Midcoast Energy Resources                 3.1%
Cameron Ashly Bldg. Products              3.0%
Quaker Fabric                             2.9%
Standard Products                         2.8%


Health Care             7%
Consumer Staples        2%
Technology              6%
Utilities/REITS        18%
Finance                 6%
Cash                   10%
Services               11%
Energy                  6%
Manufacturing          14%
Basic Industry          3%
Consumer Cylical       17%

Sector Diversification /1/

(1) Percentages are based upon total net assets. The composition of the Fund's holdings is subject to change.

SEFTON SMALL COMPANY VALUE FUND PORTFOLIO PERFORMANCE *

                                      Sefton Small         Morningstar Small
                                    Company Value Fund   Company Funds Average
Year To Date                              1.9                       6.6
Annualized Since Inception (6/30/97)      8.8                      18.5

* Performance data quoted represents past performance and is not indicative of future results.

Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

SEFTON SMALL COMPANY VALUE FUND
RESULTS OF $10,000 INVESTMENT COMPARISON

Results of a hypothetical $10,000 investment in the Sefton Small Company Value Fund, the Morningstar Small Company Fund Average*, and the Russell 2000 Small Company Index.** (Fund inception date: June 30, 1997)


              Sefton Small        Morningstar Small          Russell 2000
           Company Value Fund    Company Fund Average    Small Company Index
Jun-97          10,000                 10,000                   10,000
Jul-97          10,341                 10,634                   10,465
Aug-97          10,432                 10,852                   10,705
Sep-97          11,004                 11,682                   11,488
Oct-97          10,754                 11,171                   10,984
Nov-97          10,495                 11,020                   10,912
Dec-97          10,676                 11,093                   11,103
Jan-98          10,626                 10,937                   10,928
Feb-98          11,053                 11,778                   11,735
Mar-98          11,593                 12,341                   12,218
Apr-98          11,711                 12,444                   12,285
May-98          11,350                 11,746                   11,623
Jun-98          10,883                 11,849                   11,648

Performance figures reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the absorption of fee waivers and expense reimbursements, total return figures would have been lower. Performance data quoted represents past performance and is not indicative of future results. Share price, investment return, and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

* The Morningstar Small Company Fund Average is composed of 630 funds with an investment objective that seeks to invest in companies with market capitalizations of less than $1 billion and have virtually no dividend income.

** The Russell 2000 is an unmanaged stock index generally representative of the small capitalization equity market as a whole and cannot be invested in directly.

DEFINITIONS OF COMMON TERMS

Gain (or Loss)
If a stock or bond appreciates in price, there is an unrealized gain; if it depreciates, there is an unrealized loss. A gain or loss is "realized" upon the sale of a security; if a fund's net gains exceed net losses, there may be a capital gain distribution to shareholders. There also could be an ordinary income distribution, income from the normal activities of the fund, if the net gain is short-term, or no distribution if there is a capital loss carryover. The carry over offers a tax benefit that allows the Fund to apply losses to reduce tax liability.

Dividend
Net income generated by securities in a fund and distributed to shareholders. The Sefton U.S. Government Fund and the Sefton California Tax-Free Fund pay dividends monthly. The Sefton Equity Value Fund and the Sefton Small Company Value Fund pay dividends quarterly.

Net Asset Value (NAV) Per Share
Total market value of all securities and other assets held by a portfolio, minus liabilities, divided by the number of shares outstanding. It is the value of a single share of a mutual fund on a given day. The total market value of your investment would be the NAV multiplied by the number of shares you own. NAV generally fluctuates daily for all the Sefton Funds.

Certificates of Participation
Certificates of participation (COPs), or lease-secured bonds, represent a bondholder's proportionate interest in rental payments made under a municipal lease contract. The payments are normally made pursuant to a lease and trust agreement. This type of tax-exempt municipal leasing has become an attractive alternative to traditional bond financing.

Insured Bonds
Insured bonds are municipal obligations covered by insurance policies issued by independent insurance companies. The policies insure the payment of principal and interest. Examples of such companies would be MBIA (Municipal Bond Investors Assurance Corporation), AMBAC (AMBAC Indemnity Corporation), FGIC (Federal Guaranty Insurance Company) or FSA (Financial Security Assurance, Inc.). Bonds insured by MBIA, AMBAC, FGIC and FSA are ratedAAA.

General Obligation Bonds
General obligation bonds (GOs) are debts backed by the general taxing power of the issuer. Payment of the obligation may be backed by a specific tax or the issuer's general tax fund. Examples of GOs include sidewalk bonds, sewer bonds, street bonds and so on. These bonds are also known as full faith and credit bonds because the debt is a general obligation of the issuer.

Revenue Bonds
Revenue bonds are issued to provide capital for the construction of a revenue-producing facility. The interest and principal payments are backed to the extent that the facility produces revenue to pay. Examples of revenue bonds include toll bridges, roads, parking lots and ports. The municipality is not obligated to cover debt payments on revenue bonds in default.

Bond Ratings
The quality of bonds can, to some degree, be determined from the ratings of the two most prominent rating services: Moody's and Standard & Poor's. The ratings are used by the government and industry regulatory agencies, the investing public and portfolio managers as a guide to the relative security and value of each bond. The ratings are not used as an absolute factor in determining the strength of the pledge securing a particular issue. However, since Moody's and Standard & Poor's rate bonds on a fee basis, some issuers choose not to be rated. Many non-rated issues are sound investments.

Description of Moody's Bond Ratings:
Excerpts from Moody's description of its four highest bond ratings are listed as follows: Aaa -- judged to be the best quality and they carry the smallest degree of investment risk; Aa -- judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally know as high-grade bonds. A -- possess many favorable investment attributes and are to be considered as "upper medium-grade obligations"; Baa -- considered to be medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Other Moody's bond descriptions include: Ba -- judged to have speculative elements, their future cannot be considered as well-assured; B -- generally lack characteristics of the desirable investment; Caa -- are of poor standing, may be in default or there may be present elements of danger with respect to principal or interest; Ca -- speculative in a high degree, often in default; C -- lowest-rated class of bonds, regarded as having extremely poor prospects.

Moody's also applies numerical indicators 1, 2 and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; the modifier 2 indicates a mid-range ranking; and modifier 3 indicates a ranking toward the lower end of the category.

Description of S&P's Bond Ratings:
Excerpts from S&P's description of its four highest bond ratings are listed as follows: AAA -- highest-grade obligations, in which capacity to pay interest and repay principal is extremely strong; AA -- also qualify as high-grade obligations, having a very strong capacity to pay interest and repay principal, and differs from AAA issues only to a small degree; A -- regarded as upper medium-grade, having a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories; BBB -- regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories. This group is the lowest, which qualifies for commercial bank investment. BB, B, CCC, CC -- predominantly speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obligations; BB indicates the highest grade and CC the lowest within the speculative rating categories.

S&P applies indicators "+," no character, and "-" to its rating categories. The indicators show relative standing within the major rating categories.

Description of Moody's Ratings of Notes and Variable Rate Demand Instruments:
Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade or MIG. Such ratings recognize the differences between short-term credit and long-term risk. Short-term ratings on issues with demand features (variable rate demand obligations) are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payments relying on external liquidity.

MIG 1 / VMIG 1: This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2 / VMIG 2: This denotes high quality. Margins of protection are ample, although not as large as in the preceding group.

Total Return
Total return measures a portfolio's performance over a stated period of time, taking into account the combination of dividends paid and the gain or loss in the value of the securities held in the portfolio. It may be expressed on an average annual basis or a cumulative basis (total change over a given period).

Whenever a portfolio, other than a money market portfolio, reports any type of performance, it must also report the average annual total return according to the standardized calculation developed by the SEC. This standardized calculation was introduced to help investors compare different mutual funds on an equal performance basis. The SEC average annual total return calculation includes the effects of all of the fund's fees and expenses and assumes the reinvestment of all dividends and capital gains.

SEFTON U.S. GOVERNMENT FUND
STATEMENT OF INVESTMENTS
June 30, 1998
(Unaudited)

    Face                                                             Market
   Value                                                              Value
   -----                                                             ------
            CORPORATE BONDS 19.0%
------------------------------------------------------------------------------
            FINANCE 5.5%
------------------------------------------------------------------------------
 $1,000,000 Countrywide Home Loan, 7.45%, 9/16/03                  $ 1,052,723
    500,000 Lehman Brothers Holdings Inc., 8.75%, 5/15/02              543,283
    500,000 Salomon Inc., 9.25%, 5/1/01                                541,648
                                                                   -----------
                                                                     2,137,654
                                                                   -----------
            INDUSTRIAL 13.5%
------------------------------------------------------------------------------
  1,000,000 Boise Cascade Co., 7.70%, 1/30/03, Series A,
             Medium Term Note                                        1,048,762
    500,000 Boise Cascade Co., 7.90%, 12/15/03                         531,325
    500,000 Bowater Inc., 8.25%, 10/15/99                              512,423
  1,500,000 Coca Cola Bottling Co. Consolidated,
             6.85%, 11/1/07                                          1,555,724
    500,000 Royal Caribbean, 8.25%, 4/1/05                             552,092
  1,000,000 Royal Caribbean, 7.00%, 10/15/07                         1,036,397
                                                                   -----------
                                                                     5,236,723
                                                                   -----------
 TOTAL CORPORATE BONDS
  (Cost $7,156,989)                                                  7,374,377
                                                                   -----------
            U.S. GOVERNMENT AGENCY 2.4%
------------------------------------------------------------------------------
    875,000 FREDDIE MAC, 8.53%, 2/2/05                                 912,793
                                                                   -----------
 TOTAL U.S. GOVERNMENT AGENCY
  (Cost $898,613)                                                      912,793
                                                                   -----------
            U.S. GOVERNMENT AGENCIES--MORTGAGE BACKED 18.4%
------------------------------------------------------------------------------
    526,322 FREDDIE MAC, 7.50%, 7/1/09, Pool #E00326                   541,970
  1,152,469 FREDDIE MAC, 7.50%, 4/1/14, Pool #C90060                 1,186,731
    801,810 FREDDIE MAC, 7.00%, 4/1/16, Pool #C90133                   817,502
  1,657,179 FREDDIE MAC, 6.10%, 11/15/16, Series 1501,
             Class F, Collateralized Mortgage Obligation             1,660,319
    688,129 FANNIE MAE, 7.00%, 5/1/14, Pool #190783                    701,892
    456,759 FANNIE MAE, 8.00%, 1/1/15, Pool #250232                    472,476
  1,760,132 FANNIE MAE, 6.50%, 6/1/16, Pool #368930                  1,772,663
                                                                   -----------
 TOTAL U.S. GOVERNMENT AGENCIES--MORTGAGE BACKED (Cost
  $6,962,227)                                                        7,153,553
                                                                   -----------
            U.S. TREASURY BOND 3.0%
------------------------------------------------------------------------------
  1,000,000 7.25%, 5/15/16                                           1,172,188
                                                                   -----------
 TOTAL U.S. TREASURY BOND
  (Cost $980,119)                                                    1,172,188
                                                                   -----------

SEFTON U.S. GOVERNMENT FUND
STATEMENT OF INVESTMENTS (CONTINUED)
June 30, 1998
(Unaudited)

    Face                                          Market
   Value                                           Value
   -----                                          ------
            U.S. TREASURY NOTES 42.0%
------------------------------------------------------------
 $1,000,000 7.75%, 2/15/01                      $ 1,053,751
  1,500,000 6.25%, 10/31/01                       1,531,407
  3,000,000 7.50%, 5/15/02                        3,202,503
  2,200,000 6.25%, 2/15/03                        2,264,627
  2,000,000 7.25%, 8/15/04                        2,177,502
  2,000,000 7.88%, 11/15/04                       2,246,876
  2,000,000 7.50%, 2/15/05                        2,215,002
  1,500,000 6.50%, 10/15/06                       1,593,752
                                                -----------
 TOTAL U.S. TREASURY NOTES
  (Cost $15,470,548)                             16,285,420
                                                -----------
            U.S. TREASURY STRIP 2.9%
------------------------------------------------------------
  4,000,000 8/15/20                               1,133,876
                                                -----------
 TOTAL U.S. TREASURY STRIP
  (Cost $888,910)                                 1,133,876
                                                -----------
            REPURCHASE AGREEMENT 12.4%
------------------------------------------------------------
  4,797,000 Union Bank of California
             Repurchase Agreement,
             5.63%, dated 6/30/98 and
             maturing 7/1/98 with a maturity
             value of $4,797,750,
             collateralized by $4,988,868,
             Federal Home Loan Mortgage
             Corp., 6.00%, due 10/15/17 with
             a value of $4,989,234                4,797,000
                                                -----------
 TOTAL REPURCHASE AGREEMENT
  (Cost $4,797,000)                               4,797,000
                                                -----------
            CASH SWEEP ACCOUNT 0.0%
------------------------------------------------------------
        550 Union Bank of California                    550
                                                -----------
 TOTAL CASH SWEEP ACCOUNT
  (Cost $550)                                           550
                                                -----------
 TOTAL INVESTMENTS
  (Cost $37,154,955) (a)                 100.1%  38,829,757
 OTHER ASSETS IN EXCESS OF LIABILITIES   (0.1)%     (44,398)
------------------------------------------------------------
 TOTAL NET ASSETS                        100.0% $38,785,359
------------------------------------------------------------
------------------------------------------------------------

(a) Cost for federal income tax and financial reporting is substantially the same.

See Notes to Financial Statements.

SEFTON U.S. GOVERNMENT FUND
STATEMENT OF ASSETS AND LIABILITIES
June 30, 1998
(Unaudited)

ASSETS:
Investments, at value (cost-$32,357,955)                          $34,032,757
Repurchase Agreements (cost-$4,797,000)                             4,797,000
Interest receivable                                                   491,810
Organizational costs, net of accumulated amortization                  14,557
Prepaid expenses                                                        8,006
------------------------------------------------------------------------------
Total Assets                                                       39,344,130
------------------------------------------------------------------------------
LIABILITIES:
Payable for capital shares redeemed                                   328,383
Dividend payable                                                      173,051
Payables:
 Investment advisory fees                                              15,939
 Administration fees                                                      803
 Professional fees                                                     28,688
 Printing costs                                                         6,376
 Other                                                                  5,531
------------------------------------------------------------------------------
Total Liabilities                                                     558,771
------------------------------------------------------------------------------
NET ASSETS:                                                       $38,785,359
------------------------------------------------------------------------------
------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS:
Paid-in capital                                                   $37,135,465
Undistributed (distributions in excess of) net investment income       38,754
Accumulated net realized gain (loss) on investment transactions       (63,662)
Net unrealized appreciation (depreciation) of investments           1,674,802
------------------------------------------------------------------------------
NET ASSETS:                                                       $38,785,359
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Shares of beneficial interest outstanding                           3,052,393
------------------------------------------------------------------------------
Net asset value, offering, and redemption price per share              $12.71
------------------------------------------------------------------------------
------------------------------------------------------------------------------

See Notes to Financial Statements.

SEFTON U.S. GOVERNMENT FUND
STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 1998
(Unaudited)

INVESTMENT INCOME:
Interest income                                                  $1,192,333
Dividend income                                                          11
----------------------------------------------------------------------------
Total Investment Income                                           1,192,344
----------------------------------------------------------------------------
EXPENSES:
Investment advisory fees                                            111,807
Administration fees                                                  27,951
Shareholder servicing fees                                            2,404
Fund accounting fees                                                 16,886
Professional fees                                                    18,067
Custodian fees                                                           98
Amortization of organization costs                                    3,641
Transfer agency fees                                                  5,115
Printing costs                                                        7,619
Insurance costs                                                         670
Registration and filing fees                                            556
Trustees' fees and expenses                                           1,491
Other                                                                   259
----------------------------------------------------------------------------
Total expenses                                                      196,564
----------------------------------------------------------------------------
Expenses waived by:
 Investment Adviser                                                 (18,634)
----------------------------------------------------------------------------
Net Expenses                                                        177,930
----------------------------------------------------------------------------
NET INVESTMENT INCOME                                             1,014,414
----------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investment transactions                  17,213
Net change in unrealized appreciation (depreciation)                222,719
----------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              239,932
----------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS  $1,254,346
----------------------------------------------------------------------------
----------------------------------------------------------------------------

See Notes to Financial Statements.

SEFTON U.S. GOVERNMENT FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                     For the
                                                      For the Six  Period Ended
                                                     Months Ended  December 31,
                                                     June 30, 1998   1997(1)
                                                     ------------- ------------
                                                      (Unaudited)
FROM INVESTMENT ACTIVITIES:
Net investment income (loss)                          $ 1,014,414  $ 1,387,887
Net realized gain (loss) on investment transactions        17,213         (803)
Net change in unrealized appreciation
 (depreciation)                                           222,719    1,613,047
-------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
 from operations                                        1,254,346    3,000,131
-------------------------------------------------------------------------------
Dividends to shareholders from net investment
 income                                                (1,014,414)  (1,387,887)
-------------------------------------------------------------------------------
Change in net assets from investment activities           239,932    1,612,244
-------------------------------------------------------------------------------
FROM BENEFICIAL INTEREST TRANSACTIONS:
Proceeds from sale of shares                            6,853,136    4,888,839
Net asset value of shares issued to shareholders
 from reinvestment of dividends and distributions         671,112      851,626
Cost of shares redeemed                                (4,257,004)  (2,136,602)
-------------------------------------------------------------------------------
Change in net assets from beneficial interest
 transactions                                           3,267,244    3,603,863
-------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS                   3,507,176    5,216,107
NET ASSETS:
Beginning of period                                    35,278,183   30,062,076
-------------------------------------------------------------------------------
End of period                                         $38,785,359  $35,278,183
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
SHARE TRANSACTIONS:
Issued                                                    541,724      394,674
Reinvested                                                 53,012       69,048
Redeemed                                                 (336,732)    (171,902)
-------------------------------------------------------------------------------
Change in shares                                          258,004      291,820
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

(1) For the period from April 1, 1997 through December 31, 1997. The Fund changed its fiscal year end from March 31 to December 31.

See Notes to Financial Statements.

SEFTON U.S. GOVERNMENT FUND
FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated:

                                           For the       For the     For the
                           For the Six   Period Ended   Year Ended Period Ended
                          Months Ended   December 31,   March 31,   March 31,
                          June 30, 1998    1997(4)         1997      1996(1)
                          -------------  ------------   ---------- ------------
                           (Unaudited)
Net asset value--
 beginning of period         $ 12.62       $ 12.01       $ 12.35     $ 12.00
--------------------------------------------------------------------------------
Income from investment
 operations:
 Net investment income          0.34          0.52          0.69        0.71
 Net realized and
  unrealized gain on
  investment
  transactions                  0.09          0.61         (0.29)       0.37
--------------------------------------------------------------------------------
Total income from
 investment operations          0.43          1.13          0.40        1.08
--------------------------------------------------------------------------------
Dividends and
 distributions to
 shareholders:
 Dividends from net
  investment income            (0.34)        (0.52)        (0.69)      (0.71)
 Distributions from net
  realized gain from
  investment
  transactions                     -             -         (0.05)      (0.02)
--------------------------------------------------------------------------------
Total dividends and
 distributions                 (0.34)        (0.52)        (0.74)      (0.73)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Net asset value--end of
 period                      $ 12.71       $ 12.62       $ 12.01     $ 12.35
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total return                    3.46%(2)      9.59%(2)      3.31%       9.06%(2)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Ratios/Supplemental
 Data:
Net assets, end of
 period (000's)              $38,785       $35,278       $30,062     $19,096
--------------------------------------------------------------------------------
Ratio of net expenses to
 average net assets             0.95%(3)      1.02%(3)      1.09%       1.02%(3)
--------------------------------------------------------------------------------
Ratio of net investment
 income to average net
 assets                         5.44%(3)      5.60%(3)      5.64%       5.68%(3)
--------------------------------------------------------------------------------
Ratio of expenses to
 average net assets
 without fee waivers            1.05%(3)      1.17%(3)      1.39%       1.39%(3)
--------------------------------------------------------------------------------
Ratio of net investment
 income to average net
 assets without fee
 waivers                        5.34%(3)      5.45%(3)      5.34%       5.31%(3)
--------------------------------------------------------------------------------
Portfolio turnover
 rate(5)                        6.15%         5.49%        11.94%      45.41%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

(1) Fund commenced investment operations April 3, 1995.
(2) Total return is not annualized.
(3) Annualized.
(4) For the period from April 1, 1997 through December 31, 1997. The Fund changed its fiscal year end from March 31 to December 31.
(5) A portfolio turnover rate is the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with maturity dates of one year or less at the time of acquisition) for the period and dividing it by the monthly average of the market value of such securities during the period.

SEFTON CALIFORNIA TAX-FREE FUND
STATEMENT OF INVESTMENTS
June 30, 1998
(Unaudited)

    Face                                        Moody's/S&P   Market
   Value                                          Ratings      Value
   -----                                        -----------   ------
            CERTIFICATE OF PARTICIPATION 3.9%
-----------------------------------------------------------------------
 $1,500,000 West Covina, California
             Hospital, Certificate of
             Participation, 6.50%, 8/15/14,
             Callable 8/15/04 @ 102                A2/NR    $ 1,704,735
                                                            -----------
 TOTAL CERTIFICATE OF PARTICIPATION
  (Cost $1,502,886)                                           1,704,735
                                                            -----------
            EDUCATION 15.1%
-----------------------------------------------------------------------
  1,690,000 California Educational
             Facilities Authority, Pomona
             College, 6.13%, 2/15/08,
             Callable 2/15/02 @ 102               Aa1/AA+     1,825,825
  1,500,000 California Educational
             Facilities Authority, Santa
             Clara University, 6.25%,
             2/1/16, Callable 2/1/02 @ 102         A1/NR      1,634,940
    500,000 California State Public Works
             Board University, 6.63%,
             10/1/10, AMBAC                        AAA/A        559,375
  1,000,000 Poway California Unified School
             District Cfo No. 1, 4.63%,
             10/1/12                              Aaa/AAA       976,470
  1,500,000 University California Revenue
             Series B, 6.30%, 9/1/15               NR/A+      1,674,675
                                                            -----------
 TOTAL EDUCATION
  (Cost $6,187,748)                                           6,671,285
                                                            -----------
            FLOATING RATE NOTES 4.5%
-----------------------------------------------------------------------
    300,000 California Pollution Control
             Finance Authority, Series A,
             4.20%, 2/28/08, (b)                   A1/A+        300,000
    200,000 California Pollution Control
             Finance Authority, Series C,
             2/28/08, (b)                          A1/A+        200,000
    800,000 California Pollution Control
             Finance Authority, Series D,
             2/28/08, (b)                          A1/A+        800,000
    700,000 California Pollution Control
             Finance Authority, Southern
             California Edison, Series B,
             4.20%, 2/28/08, (b)                   A1/A+        700,000
                                                            -----------
 TOTAL FLOATING RATE NOTES
  (Cost $2,000,000)                                           2,000,000
                                                            -----------

SEFTON CALIFORNIA TAX-FREE FUND
STATEMENT OF INVESTMENTS (CONTINUED)
June 30, 1998
(Unaudited)

    Face                                      Moody's/S&P   Market
   Value                                        Ratings      Value
   -----                                      -----------   ------
            GENERAL OBLIGATION BONDS 10.2%
---------------------------------------------------------------------
 $1,325,000 California State, 6.25%, 4/1/08      A1/A+    $ 1,510,248
  1,895,000 California State Veterans
             General Obligation, 5.15%,
             12/1/14, Callable 12/1/08 @
             101                                 A1/A+      1,898,165
  1,000,000 Oakland California, Series B,
             5.88%, 6/15/19, Callable
             6/15/05 @ 102, FSA                 Aaa/AAA     1,070,360
                                                          -----------
 TOTAL GENERAL OBLIGATION BONDS
  (Cost $4,276,592)                                         4,478,773
                                                          -----------
            HEALTH 11.8%
---------------------------------------------------------------------
  2,000,000 California Health Facilities
             Authorities Revenue, 5.00%,
             11/15/13                           Aaa/AAA     2,008,140
  1,500,000 California Health Facilities
             Finance Authorities--Scripps,
             6.25%, 10/1/13, Callable
             10/1/01 @ 102, MBIA                Aaa/AAA     1,612,965
  1,000,000 Stockton, California, Health
             Facilities, Dameron Hospital
             Assoc., Series A, 5.35%,
             12/1/09, Callable 12/1/07 @
             102                                NR/BBB+     1,045,190
    500,000 Stockton, California, Health
             Facilities, Dameron Hospital
             Assoc., Series A, 5.45%,
             12/1/10, Callable 12/1/07 @
             102                                NR/BBB+       523,635
                                                          -----------
 TOTAL HEALTH
  (Cost $4,978,490)                                         5,189,930
                                                          -----------
            HOUSING 5.4%
---------------------------------------------------------------------
  1,460,000 California Housing Finance
             Agency, Series F, 5.95%,
             8/1/14, Callable 8/1/05
             @ 102, MBIA                        Aaa/AAA     1,548,184
    800,000 California Housing Finance
             Agency, Series L, 5.90%,
             8/1/17, Callable 2/1/06
             @ 102, MBIA                        Aaa/AAA       844,904
                                                          -----------
 TOTAL HOUSING
  (Cost $2,260,000)                                         2,393,088
                                                          -----------
            POWER 3.7%
---------------------------------------------------------------------
  1,500,000 M-S-R Pubic Power Agency,
             California San Juan Project,
             Series F, 6.00%, 7/1/20,
             Callable 7/1/03 @ 102, AMBAC       Aaa/AAA     1,625,565
                                                          -----------
 TOTAL POWER
  (Cost $1,504,082)                                         1,625,565
                                                          -----------

SEFTON CALIFORNIA TAX-FREE FUND
STATEMENT OF INVESTMENTS (CONTINUED)
June 30, 1998
(Unaudited)

    Face                                      Moody's/S&P   Market
   Value                                        Ratings      Value
   -----                                      -----------   ------
            PRISONS 2.4%
---------------------------------------------------------------------
 $1,000,000 California State Public Works
             Board University, 5.25%,
             12/1/08                            Aaa/AAA   $ 1,064,800
                                                          -----------
 TOTAL PRISONS
  (Cost $968,987)                                           1,064,800
                                                          -----------
            REVENUE 8.4%
---------------------------------------------------------------------
  1,000,000 Mountain View California,
             Shoreline Regional Park,
             Series A, 5.50%, 8/1/21,
             Callable 8/1/06 @ 102, MBIA        Aaa/AAA     1,035,580
  1,000,000 Port of Oakland, 5.60%,
             11/1/19, Callable 11/01/07 @
             102, MBIA                          Aaa/AAA     1,050,930
  1,500,000 San Francisco Port Commission,
             5.90%, 7/1/09, Callable 7/1/04
             @ 102                              A/BBB+      1,594,755
                                                          -----------
 TOTAL REVENUE
  (Cost $3,417,273)                                         3,681,265
                                                          -----------
            TRANSPORTATION 11.3%
---------------------------------------------------------------------
  1,500,000 San Diego Regional
             Transportation Commission,
             California Sales Tax,
             Series A, 5.00%, 4/1/07, FGIC      Aaa/AAA     1,570,800
  1,800,000 San Francisco Airport,
             California, City/County,
             5.38%, 5/1/17, Callable 5/1/06
             @ 102, MBIA                        Aaa/AAA     1,844,082
  1,500,000 San Francisco Bay Area Rapid
             Transit, Sales Tax Revenue,
             5.50%, 7/1/15, Callable 7/1/05
             @ 101, FGIC                        Aaa/AAA     1,558,485
                                                          -----------
 TOTAL TRANSPORTATION
  (Cost $4,621,245)                                         4,973,367
                                                          -----------
            WASTE 8.7%
---------------------------------------------------------------------
  1,200,000 Los Angeles California Waste
             Water Revenue Bond, 5.00%,
             6/1/14, Callable 6/1/08 @ 101,
             FGIC                               Aaa/AAA     1,204,764
  1,500,000 San Jose-Santa Clara Water
             District Financing, 5.38%,
             11/15/15, Callable 11/15/05 @
             101, FGIC                          Aaa/AAA     1,545,570
  1,000,000 Tulare California Sewer
             Revenue, 5.70%, 11/15/15,
             Callable 11/15/06 @ 102, MBIA      Aaa/AAA     1,069,520
                                                          -----------
 TOTAL WASTE
  (Cost $3,618,793)                                         3,819,854
                                                          -----------

SEFTON CALIFORNIA TAX-FREE FUND
STATEMENT OF INVESTMENTS (CONTINUED)
June 30, 1998
(Unaudited)

   Face                                      Moody's/S&P   Market
  Value                                        Ratings      Value
  -----                                      -----------   ------
            WATER 12.6%
--------------------------------------------------------------------
$1,700,000  Marin California Municipal
             Water District, 5.55%, 7/1/13,
             Callable 7/1/03 @ 102              A1/AA    $ 1,769,428
 2,000,000  Rancho California, Water
             District Financing Authority,
             Series A, 5.88%, 11/1/10,
             Callable 11/1/05 @ 102, FGIC      Aaa/AAA     2,194,320
 1,500,000  San Francisco, California,
             City/County, Public Utility
             Commission Water, Series A,
             6.00%, 11/1/15, Callable
             11/1/02 @ 100                     Aa/AA-      1,591,575
                                                         -----------
TOTAL WATER
 (Cost $5,302,586)                                         5,555,323
                                                         -----------
TOTAL INVESTMENTS
 (Cost $40,638,684) (a)                          98.0%    43,157,985
OTHER ASSETS IN EXCESS OF LIABILITIES             2.0%       895,130
--------------------------------------------------------------------
TOTAL NET ASSETS                                100.0%   $44,053,115
--------------------------------------------------------------------
--------------------------------------------------------------------

(a) Cost for federal income tax and financial reporting is substantially the same.
(b) Floating rate security--rate disclosed as of June 30, 1998.

AMBAC--American Municipal Bond Assurance Corporation.
FGIC--Financial Guaranty Insurance Company.
FSA--Financial Security Assurance Corporation.
MBIA--Municipal Bond Insurance Association.

See Notes to Financial Statements.

SEFTON CALIFORNIA TAX-FREE FUND
STATEMENT OF ASSETS AND LIABILITIES
June 30, 1998
(Unaudited)

ASSETS:
Investments, at value (cost-$40,638,684)                          $43,157,985
Cash                                                                  253,954
Interest receivable                                                   646,722
Receivable for capital shares sold                                    175,539
Organizational costs, net of accumulated amortization                  14,557
Prepaid expenses                                                       14,413
-----------------------------------------------------------------------------
Total Assets                                                       44,263,170
-----------------------------------------------------------------------------
LIABILITIES:
Payable for capital shares redeemed                                       167
Dividend payable                                                      152,228
Payables:
 Investment advisory fees                                              16,093
 Administration fees                                                      900
 Professional fees                                                     30,588
 Printing costs                                                         4,511
 Other                                                                  5,568
-----------------------------------------------------------------------------
Total Liabilities                                                     210,055
-----------------------------------------------------------------------------
NET ASSETS:                                                       $44,053,115
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
COMPOSITION OF NET ASSETS:
Paid-in capital                                                   $41,409,732
Undistributed (distributions in excess of) net investment income        3,609
Accumulated net realized gain (loss) on investment transactions       120,473
Net unrealized appreciation (depreciation) of investments           2,519,301
-----------------------------------------------------------------------------
NET ASSETS:                                                       $44,053,115
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Shares of beneficial interest outstanding                           3,421,190
-----------------------------------------------------------------------------
Net asset value, offering, and redemption price per share              $12.88
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------

See Notes to Financial Statements.

SEFTON CALIFORNIA TAX-FREE FUND
STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 1998
(Unaudited)

INVESTMENT INCOME:
Interest income                                                  $1,095,112
----------------------------------------------------------------------------
Total Investment Income                                           1,095,112
----------------------------------------------------------------------------
EXPENSES:
Investment advisory fees                                            124,943
Administration fees                                                  31,235
Shareholder servicing fees                                            2,083
Fund accounting fees                                                 18,166
Professional fees                                                    18,754
Custodian fees                                                          275
Amortization of organization costs                                    3,641
Transfer agency fees                                                  6,519
Printing costs                                                        5,826
Insurance costs                                                       3,219
Registration and filing fees                                          1,118
Trustees' fees and expenses                                           2,210
Other                                                                   259
----------------------------------------------------------------------------
Total expenses                                                      218,248
----------------------------------------------------------------------------
Expenses waived by:
 Investment Adviser                                                 (31,236)
----------------------------------------------------------------------------
Net Expenses                                                        187,012
----------------------------------------------------------------------------
NET INVESTMENT INCOME                                               908,100
----------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investment transactions                 120,473
Net change in unrealized appreciation (depreciation)                  2,911
----------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              123,384
----------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS  $1,031,484
----------------------------------------------------------------------------
----------------------------------------------------------------------------

See Notes to Financial Statements.

SEFTON CALIFORNIA TAX-FREE FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                     For the
                                                      For the Six  Period Ended
                                                     Months Ended  December 31,
                                                     June 30, 1998   1997(1)
                                                     ------------- ------------
                                                      (Unaudited)
FROM INVESTMENT ACTIVITIES:
Net investment income (loss)                          $   908,100  $ 1,304,902
Net realized gain (loss) on investment transactions       120,473            -
Net change in unrealized appreciation
 (depreciation)                                             2,911    1,943,972
-------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
 from operations                                        1,031,484    3,248,874
-------------------------------------------------------------------------------
Dividends to shareholders from net investment
 income                                                  (908,100)  (1,304,902)
Distributions to shareholders from net realized
 gain from investment transactions                              -     (208,193)
-------------------------------------------------------------------------------
Change in net assets from investment activities           123,384    1,735,779
-------------------------------------------------------------------------------
FROM BENEFICIAL INTEREST TRANSACTIONS:
Proceeds from sale of shares                            3,697,168    3,381,101
Net asset value of shares issued to shareholders
 from reinvestment of dividends and distributions         775,005    1,313,097
Cost of shares redeemed                                  (845,071)  (1,631,727)
-------------------------------------------------------------------------------
Change in net assets from beneficial interest
 transactions                                           3,627,102    3,062,471
-------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS                   3,750,486    4,798,250
NET ASSETS:
Beginning of period                                    40,302,629   35,504,379
-------------------------------------------------------------------------------
End of period                                         $44,053,115  $40,302,629
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
SHARE TRANSACTIONS:
Issued                                                    287,444      269,302
Reinvested                                                 60,329      104,074
Redeemed                                                  (65,765)    (130,527)
-------------------------------------------------------------------------------
Change in shares                                          282,008      242,849
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

(1) For the period from April 1, 1997 through December 31, 1997. The Fund changed its fiscal year end from March 31 to December 31.

See Notes to Financial Statements.

SEFTON CALIFORNIA TAX-FREE FUND
FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the period indicated:

                                                     For the       For the     For the
                                     For the Six   Period Ended   Year Ended Period Ended
                                    Months Ended   December 31,   March 31,   March 31,
                                    June 30, 1998    1997(4)         1997      1996(1)
                                    -------------  ------------   ---------- ------------
                                     (Unaudited)
Net asset value--
 beginning of period                   $ 12.84        $12.26       $ 12.19     $ 12.00
------------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income                    0.28          0.43          0.59        0.58
 Net realized and
  unrealized gain on
  investment
  transactions                            0.04          0.65          0.09        0.20
------------------------------------------------------------------------------------------
Total income from
 investment operations                    0.32          1.08          0.68        0.78
------------------------------------------------------------------------------------------
Dividends and
 distributions to
 shareholders:
 Dividends from net
  investment income                      (0.28)        (0.43)        (0.59)      (0.58)
 Distributions from net
  realized gain from
  investment
  transactions                               -         (0.07)        (0.02)      (0.01)
------------------------------------------------------------------------------------------
Total dividends and
 distributions                           (0.28)        (0.50)        (0.61)      (0.59)
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Net asset value--end of
 period                                $ 12.88       $ 12.84       $ 12.26     $ 12.19
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Total return                              2.50%(2)      8.93%(2)      5.69%       6.60%(2)
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Ratios/Supplemental
 Data:
Net assets, end of
 period (000's)                        $44,053       $40,303       $35,504     $42,593
------------------------------------------------------------------------------------------
Ratio of net expenses to
 average net assets                       0.90%(3)      0.94%(3)      0.88%       0.83%(3)
------------------------------------------------------------------------------------------
Ratio of net investment
 income to average net
 assets                                   4.36%(3)      4.54%(3)      4.83%       4.83%(3)
------------------------------------------------------------------------------------------
Ratio of expenses to
 average net assets
 without fee waivers                      1.05%(3)      1.12%(3)      1.17%       1.16%(3)
------------------------------------------------------------------------------------------
Ratio of net investment
 income to average net
 assets without fee
 waiver                                   4.21%(3)      4.36%(3)      4.54%       4.51%(3)
------------------------------------------------------------------------------------------
Portfolio turnover
 rate(5)                                  9.31%        12.97%        14.52%      93.90%
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------

(1) Fund commenced investment operations April 3, 1995.
(2) Total return is not annualized.
(3) Annualized.
(4) For the period from April 1, 1997 through December 31, 1997. The Fund changed its fiscal year end from March 31 to December 31.
(5) A portfolio turnover rate is the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with maturity dates of one year or less at the time of acquisition) for the pe-riod and dividing it by the monthly average of the market value of such se-curities during the period.

SEFTON EQUITY VALUE FUND
STATEMENT OF INVESTMENTS
June 30, 1998
(Unaudited)

                                                  Market
   Shares                                          Value
   ------                                         ------
            COMMON STOCKS 92.4%
-----------------------------------------------------------
            BASIC INDUSTRY 10.1%
-----------------------------------------------------------
     38,000 Aluminum Company of America         $ 2,505,625
     50,000 International Paper                   2,150,000
     43,000 PPG Industries, Inc.                  2,991,188
     50,000 Synthetic Industries, Inc.*             728,125
                                                -----------
                                                  8,374,938
                                                -----------
            CONSUMER CYCLICALS 7.6%
-----------------------------------------------------------
     60,500 BJ's Wholesale Club, Inc.*            2,457,812
     80,000 Cooper Tire                           1,650,000
     22,000 Liz Claiborne                         1,149,500
     75,000 Quaker Fabric Corp.*                  1,082,813
                                                -----------
                                                  6,340,125
                                                -----------
            CONSUMER STAPLES 2.2%
-----------------------------------------------------------
     47,000 Phillip Morris Companies, Inc.        1,850,625
                                                -----------
            ENERGY 10.2%
-----------------------------------------------------------
     35,000 Atlantic Richfield Co.                2,734,375
    100,000 Comstock Resources, Inc.                743,750
     88,000 Domain Energy Corp.*                  1,056,000
     50,000 Pride International, Inc.*              846,875
     34,100 Rowan Companies, Inc.*                  662,819
     22,400 Tidewater, Inc.                         739,200
     50,000 USX-Marathon Group                    1,715,625
                                                -----------
                                                  8,498,644
                                                -----------
            FINANCE 21.4%
-----------------------------------------------------------
     60,000 Chase Manhattan Corp.                 4,529,999
     45,000 Cigna Corp.                           3,105,000
     36,000 First Union Corp.                     2,097,000
     75,000 Liberty Financial Companies, Inc.     2,587,500
     70,000 ReliaStar Financial                   3,360,000
     21,500 Selective Insurance Group               481,734
     39,800 Travelers Property Casualty Corp.     1,706,425
                                                -----------
                                                 17,867,658
                                                -----------
            HEALTH CARE 2.8%
-----------------------------------------------------------
    160,000 Sun Healthcare Group Inc.*            2,340,000
                                                -----------

SEFTON EQUITY VALUE FUND
STATEMENT OF INVESTMENTS (CONTINUED)
June 30, 1998
(Unaudited)

                                                                     Market
  Shares                                                              Value
  -------                                                            ------
            MANUFACTURING 11.3%
------------------------------------------------------------------------------
     65,000 Dana Corp.                                             $ 3,477,500
    130,000 Mark IV Industries, Inc.                                 2,811,250
    130,000 Mascotech, Inc.                                          3,120,000
                                                                   -----------
                                                                     9,408,750
                                                                   -----------
            SERVICES 5.2%
------------------------------------------------------------------------------
     60,000 CSX Corp.                                                2,730,000
     50,000 Ryder Systems, Inc.                                      1,578,125
                                                                   -----------
                                                                     4,308,125
                                                                   -----------
            TECHNOLOGY 8.1%
------------------------------------------------------------------------------
     60,000 CHS Electronics, Inc.*                                   1,072,500
     30,000 International Business Machines Corp.                    3,444,375
     62,100 Tektronix, Inc.                                          2,196,788
                                                                   -----------
                                                                     6,713,663
                                                                   -----------
            UTILITIES/REITS 13.5%
------------------------------------------------------------------------------
     75,000 Bedford Property Investors                               1,368,750
     70,000 EastGroup Property Investors                             1,404,375
    100,200 Equity Inns                                              1,321,388
    122,000 FirstEnergy                                              3,751,500
     39,300 General Public Utility Inc.                              1,486,031
     55,000 TriNet Corporate Realty Trust, Inc.                      1,870,000
                                                                   -----------
                                                                    11,202,044
                                                                   -----------
 TOTAL COMMON STOCKS
  (Cost $67,999,286)                                                76,904,572
                                                                   -----------
            REPURCHASE AGREEMENT 10.0%
------------------------------------------------------------------------------
 $8,327,000 Union Bank of California Repurchase Agreement,
             5.63%, dated 6/30/98 and maturing 7/1/98 with a
             maturity value of $8,328,301, collateralized by
             $8,660,060, Federal Home Loan Mortgage Corp.,
             6.00%, due 10/15/17 with a value of $8,660,695          8,327,000
                                                                   -----------
 TOTAL REPURCHASE AGREEMENT
  (Cost $8,327,000)                                                  8,327,000
                                                                   -----------

SEFTON EQUITY VALUE FUND
STATEMENT OF INVESTMENTS (CONTINUED)
June 30, 1998
(Unaudited)

                                                                   Market
  Shares                                                           Value
  ------                                                           ------
           CASH SWEEP ACCOUNT 0.0%
----------------------------------------------------------------------------
 $     744 Union Bank of California                              $       744
                                                                 -----------
 TOTAL CASH SWEEP ACCOUNT
  (Cost $744)                                                            744
                                                                 -----------
 TOTAL INVESTMENTS
  (Cost $76,327,028) (a)                               102.4 %    85,232,315
 OTHER ASSETS IN EXCESS OF LIABILITIES                  (2.4)%    (1,981,080)
----------------------------------------------------------------------------
 TOTAL NET ASSETS                                      100.0 %   $83,251,235
----------------------------------------------------------------------------
----------------------------------------------------------------------------

(a) Cost for federal income tax and financial reporting is substantially the same.

 *  Denotes non-income producing security.

See Notes to Financial Statements.

SEFTON EQUITY VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
June 30, 1998
(Unaudited)

ASSETS:
Investments, at value (cost-$68,000,028)                          $76,905,315
Repurchase Agreements (cost-$8,327,000)                             8,327,000
Interest receivable                                                   130,517
Receivable for investments sold                                     1,558,748
Organizational costs, net of accumulated amortization                  14,557
Prepaid expenses                                                       10,859
------------------------------------------------------------------------------
Total Assets                                                       86,946,996
------------------------------------------------------------------------------
LIABILITIES:
Payable for investments purchased                                   2,112,660
Payable for capital shares redeemed                                 1,435,066
Payables:
 Investment advisory fees                                              69,595
 Administration fees                                                    1,722
 Professional fees                                                     50,963
 Printing costs                                                        17,299
 Other                                                                  8,456
------------------------------------------------------------------------------
Total Liabilities                                                   3,695,761
------------------------------------------------------------------------------
NET ASSETS:                                                       $83,251,235
------------------------------------------------------------------------------
------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS:
Paid-in capital                                                   $67,290,381
Undistributed (distributions in excess of) net investment income       (3,496)
Accumulated net realized gain (loss) on investment transactions     7,059,063
Net unrealized appreciation (depreciation) of investments           8,905,287
------------------------------------------------------------------------------
NET ASSETS:                                                       $83,251,235
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Shares of beneficial interest outstanding                           4,740,381
------------------------------------------------------------------------------
Net asset value, offering, and redemption price per share              $17.56
------------------------------------------------------------------------------
------------------------------------------------------------------------------

See Notes to Financial Statements.

SEFTON EQUITY VALUE FUND
STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 1998
(Unaudited)

INVESTMENT INCOME:
Dividend income                                                  $ 1,174,130
-----------------------------------------------------------------------------
Total Investment Income                                            1,174,130
-----------------------------------------------------------------------------
EXPENSES:
Investment advisory fees                                             439,901
Administration fees                                                   65,985
Shareholder servicing fees                                             7,962
Fund accounting fees                                                  14,902
Professional fees                                                     26,507
Custodian fees                                                         2,396
Amortization of organization costs                                     3,641
Transfer agency fees                                                  18,581
Printing costs                                                        19,360
Insurance costs                                                        2,233
Registration and filing fees                                           5,186
Trustees' fees and expenses                                            3,399
Other                                                                  1,388
-----------------------------------------------------------------------------
Total expenses                                                       611,441
-----------------------------------------------------------------------------
Net Expenses                                                         611,441
-----------------------------------------------------------------------------
NET INVESTMENT INCOME                                                562,689
-----------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investment transactions                5,908,473
Net change in unrealized appreciation (depreciation)              (5,078,005)
-----------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               830,468
-----------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS  $ 1,393,157
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------

See Notes to Financial Statements.

SEFTON EQUITY VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                   For the Six     For the
                                                   Months Ended  Period Ended
                                                       June      December 31,
                                                     30, 1998      1997(1)
                                                   ------------  ------------
                                                   (Unaudited)
FROM INVESTMENT ACTIVITIES:
Net investment income (loss)                       $   562,689   $    636,248
Net realized gain (loss) on investment
 transactions                                        5,908,473      8,517,641
Net change in unrealized appreciation
 (depreciation)                                     (5,078,005)     7,434,532
------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
 from operations                                     1,393,157     16,588,421
------------------------------------------------------------------------------
Dividends to shareholders from net investment
 income                                               (564,617)      (637,096)
Distributions to shareholders from net realized
 gain from investment transactions                           -    (10,154,021)
------------------------------------------------------------------------------
Change in net assets from investment activities        828,540      5,797,304
------------------------------------------------------------------------------
FROM BENEFICIAL INTEREST TRANSACTIONS:
Proceeds from sale of shares                         5,494,439      9,338,186
Net asset value of shares issued to shareholders
 from reinvestment of dividends and distributions      544,508     10,678,131
Cost of shares redeemed                             (8,894,555)   (26,850,987)
------------------------------------------------------------------------------
Change in net assets from beneficial interest
 transactions                                       (2,855,608)    (6,834,670)
------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS               (2,027,068)    (1,037,366)
NET ASSETS:
Beginning of period                                 85,278,303     86,315,669
------------------------------------------------------------------------------
End of period                                      $83,251,235   $ 85,278,303
------------------------------------------------------------------------------
------------------------------------------------------------------------------
SHARE TRANSACTIONS:
Issued                                                 301,827        507,143
Reinvested                                              30,017        617,097
Redeemed                                              (478,999)    (1,493,947)
------------------------------------------------------------------------------
Change in shares                                      (147,155)      (369,707)
------------------------------------------------------------------------------
------------------------------------------------------------------------------

(1) For the period from April 1, 1997 through December 31, 1997. The Fund changed its fiscal year end from March 31 to December 31.

See Notes to Financial Statements.

SEFTON EQUITY VALUE FUND
FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the period indicated:

                                           For the       For the     For the
                           For the Six   Period Ended   Year Ended Period Ended
                          Months Ended   December 31,   March 31,   March 31,
                          June 30, 1998    1997(4)         1997      1996(1)
                          -------------  ------------   ---------- ------------
                           (Unaudited)
Net asset value--
 beginning of period         $ 17.45       $ 16.42       $ 14.92     $ 12.00
--------------------------------------------------------------------------------
Income from investment
 operations:
 Net investment income          0.11          0.14          0.17        0.21
 Net realized and
  unrealized gain on
  investment
  transactions                  0.11          3.45          3.14        2.92
--------------------------------------------------------------------------------
Total income from
 investment operations          0.22          3.59          3.31        3.13
--------------------------------------------------------------------------------
Dividends and
 distributions to
 shareholders:
 Dividends from net
  investment income            (0.11)        (0.14)        (0.17)      (0.21)
 Distributions from net
  realized gain from
  investment
  transactions                     -         (2.42)        (1.64)          -
--------------------------------------------------------------------------------
Total dividends and
 distributions                 (0.11)        (2.56)        (1.81)      (0.21)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Net asset value--end of
 period                      $ 17.56       $ 17.45       $ 16.42     $ 14.92
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total return                    1.27%(2)     22.13%(2)     23.15%      26.31%(2)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Ratios/Supplemental
 Data:
Net assets, end of
 period (000's)              $83,251       $85,278       $86,316     $36,326
--------------------------------------------------------------------------------
Ratio of net expenses to
 average net assets             1.39%(3)      1.41%(3)      1.52%       1.55%(3)
--------------------------------------------------------------------------------
Ratio of net investment
 income to average net
 assets                         1.28%(3)      1.02%(3)      1.13%       1.68%(3)
--------------------------------------------------------------------------------
Ratio of expenses to
 average net assets
 without fee waivers            1.39%(3)      1.43%(3)      1.56%       1.66%(3)
--------------------------------------------------------------------------------
Ratio of net investment
 income to average net
 assets without fee
 waiver                         1.28%(3)      1.00%(3)      1.09%       1.57%(3)
--------------------------------------------------------------------------------
Portfolio turnover
 rate(5)                       35.88%        42.10%        77.65%      62.76%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

(1) Fund commenced investment operations April 3, 1995.
(2) Total return is not annualized.
(3) Annualized.
(4) For the period from April 1, 1997 through December 31, 1997. The Fund changed its fiscal year end from March 31 to December 31.
(5) A portfolio turnover rate is the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with maturity dates of one year or less at the time of acquisition) for the period and dividing it by the monthly average of the market value of such securities during the period.

SEFTON SMALL COMPANY VALUE FUND
STATEMENT OF INVESTMENTS
June 30, 1998
(Unaudited)

                                                         Market
   Shares                                                 Value
   ------                                                ------

            COMMON STOCKS 84.8%
------------------------------------------------------------------
            BASIC INDUSTRY 3.2%
------------------------------------------------------------------
     62,500 JLM Industries, Inc.*                      $   609,375
     40,000 Synthetic Industries, Inc.*                    582,500
                                                       -----------
                                                         1,191,875
                                                       -----------
            CONSUMER CYCLICALS 15.6%
------------------------------------------------------------------
    100,000 Dyersburg Corp.                                581,250
     75,000 Quaker Fabric Corp.*                         1,082,813
     65,000 Rocky Shoes & Boots, Inc.*                     926,250
     72,600 SYMS Corp.*                                  1,034,550
     70,000 Tarrant Apparel Group*                       1,321,250
     44,500 Tropical Sportswear International Corp.*       945,625
                                                       -----------
                                                         5,891,738
                                                       -----------
            CONSUMER STAPLES 1.8%
------------------------------------------------------------------
     20,000 Great Atlantic & Pacific Tea Company           661,250
                                                       -----------
            ENERGY 7.6%
------------------------------------------------------------------
     37,000 Ceanic Corporation*                            716,875
     70,000 Comstock Resources, Inc.                       520,625
     37,000 Domain Energy Corp.*                           444,000
     50,000 Midcoast Energy Resources                    1,162,500
                                                       -----------
                                                         2,844,000
                                                       -----------
            FINANCE 5.0%
------------------------------------------------------------------
     45,000 Arm Financial Group, Inc.                      995,625
     16,300 Gryphon Holdings, Inc.*                        268,950
     27,000 Selective Insurance Group                      604,969
                                                       -----------
                                                         1,869,544
                                                       -----------
            HEALTH CARE 6.4%
------------------------------------------------------------------
     40,000 Genesis Health*                              1,000,000
      8,800 Sierra Health Services*                        221,650
     80,000 Sun Healthcare Group Inc.*                   1,170,000
                                                       -----------
                                                         2,391,650
                                                       -----------
            MANUFACTURING 13.0%
------------------------------------------------------------------
     32,000 Denison International PLC-ADR*                 632,000
     30,000 DT Industries, Inc.                            727,500
     70,000 Mascotech, Inc.                              1,680,000

SEFTON SMALL COMPANY VALUE FUND
STATEMENT OF INVESTMENTS (CONTINUED)
June 30, 1998
(Unaudited)

                                                                    Market
   Shares                                                            Value
   ------                                                           ------

            MANUFACTURING (CONTINUED)
-----------------------------------------------------------------------------
     37,400 Standard Products Co.                                 $ 1,051,875
     37,600 Watts Industries, Inc. Class A                            784,900
                                                                  -----------
                                                                    4,876,275
                                                                  -----------
            SERVICES 10.5%
-----------------------------------------------------------------------------
     80,000 Benihana, Inc.*                                           960,000
     66,200 Cameron Ashley Building Products*                       1,117,125
     30,000 Motor Cargo Industries, Inc.*                             318,750
     50,000 Railtex, Inc.*                                            662,500
     50,500 World Fuel Services Corp.                                 874,281
                                                                  -----------
                                                                    3,932,656
                                                                  -----------
            TECHNOLOGY 5.0%
-----------------------------------------------------------------------------
     12,000 Align-Rite International, Inc.*                           178,500
     22,500 Axsys Technologies, Inc.*                                 433,125
     16,000 Banctec Inc.*                                             370,000
     31,000 CHS Electronics, Inc.*                                    554,125
      6,000 General Semiconductor, Inc.*                               59,250
     14,000 Optek Technology, Inc.*                                   267,750
                                                                  -----------
                                                                    1,862,750
                                                                  -----------
            UTILITIES/REITS 16.7%
-----------------------------------------------------------------------------
     82,100 Bedford Property Investors                              1,498,325
     80,000 EastGroup Property Investors                            1,604,999
     75,000 Equity Inns                                               989,063
     45,000 RFS Hotel Investors, Inc.                                 855,000
     40,000 TriNet Corporate Realty Trust                           1,360,000
                                                                  -----------
                                                                    6,307,387
                                                                  -----------
 TOTAL COMMON STOCKS
  (Cost $31,091,094)                                               31,829,125
                                                                  -----------
            REPURCHASE AGREEMENT 9.2%
-----------------------------------------------------------------------------
 $3,452,000 Union Bank of California Repurchase Agreement,
             5.63%, dated 6/30/98 and maturing 7/1/98 with a
             maturity value of $3,452,539, collateralized by
             $3,590,072, Federal Home Loan Mortgage Corp.,
             6.00%, due 10/15/17 with a value of $3,590,335         3,452,000
                                                                  -----------
 TOTAL REPURCHASE AGREEMENT
  (Cost $3,452,000)                                                 3,452,000
                                                                  -----------

SEFTON SMALL COMPANY VALUE FUND
STATEMENT OF INVESTMENTS (CONTINUED)
June 30, 1998
(Unaudited)

                                                                  Market
   Shares                                                         Value
   ------                                                         ------
            CASH SWEEP ACCOUNT 0.0%
----------------------------------------------------------------------------
 $      745 Union Bank of California                             $       745
                                                                 -----------
 TOTAL CASH SWEEP ACCOUNT
  (Cost $745)                                                            745
                                                                 -----------

TOTAL INVESTMENTS
 (Cost $34,543,834) (a)                                   94.0%   35,281,870


OTHER ASSETS IN EXCESS OF LIABILITIES                      6.0%    2,236,796
----------------------------------------------------------------------------
TOTAL NET ASSETS                                         100.0%  $37,518,666
----------------------------------------------------------------------------
----------------------------------------------------------------------------

(a) Cost for federal income tax and financial reporting is substantially the same.

 *  Denotes non-income producing security.

PLC--Public Limited Company.
ADR--American Depository Receipt.

See Notes to Financial Statements.

SEFTON SMALL COMPANY VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
June 30, 1998
(Unaudited)

ASSETS:
Investments, at value (cost-$31,091,834)                          $31,829,870
Repurchase Agreements (cost-$3,452,000)                             3,452,000
Interest receivable                                                    79,009
Receivable for investments sold                                     2,194,025
Organizational costs, net of accumulated amortization                  18,726
Prepaid expenses                                                       13,226
-----------------------------------------------------------------------------
Total Assets                                                       37,586,856
-----------------------------------------------------------------------------
LIABILITIES:
Payables:
 Investment advisory fees                                              30,523
 Administration fees                                                      719
 Professional fees                                                     28,145
 Printing costs                                                         7,936
 Other                                                                    867
-----------------------------------------------------------------------------
Total Liabilities                                                      68,190
-----------------------------------------------------------------------------
NET ASSETS:                                                       $37,518,666
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
COMPOSITION OF NET ASSETS:
Paid-in capital                                                   $35,758,615
Undistributed (distributions in excess of) net investment income          312
Accumulated net realized gain (loss) on investment transactions     1,021,703
Net unrealized appreciation (depreciation) of investments             738,036
-----------------------------------------------------------------------------
NET ASSETS:                                                       $37,518,666
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Shares of beneficial interest outstanding                           2,901,185
-----------------------------------------------------------------------------
Net asset value, offering, and redemption price per share              $12.93
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------

See Notes to Financial Statements.

SEFTON SMALL COMPANY VALUE FUND
STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 1998
(Unaudited)

INVESTMENT INCOME:
Dividend income                                                  $   406,944
-----------------------------------------------------------------------------
Total Investment Income                                              406,944
-----------------------------------------------------------------------------
EXPENSES:
Investment advisory fees                                             207,795
Administration fees                                                   24,935
Shareholder servicing fee                                                 16
Fund accounting fees                                                  16,044
Professional fees                                                     17,628
Custodian fees                                                         1,744
Amortization of organization costs                                     2,127
Transfer agency fees                                                   2,578
Printing costs                                                         8,811
Insurance costs                                                          936
Registration and filing fees                                           4,209
Trustees' fees and expenses                                              943
Other                                                                    259
-----------------------------------------------------------------------------
Total expenses                                                       288,025
-----------------------------------------------------------------------------
Expenses waived by:
 Investment Adviser                                                  (33,247)
-----------------------------------------------------------------------------
Net Expenses                                                         254,778
-----------------------------------------------------------------------------
NET INVESTMENT INCOME                                                152,166
-----------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investment transactions                1,472,340
Net change in unrealized appreciation (depreciation)              (1,214,300)
-----------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               258,040
-----------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS  $   410,206
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------

See Notes to Financial Statements.

SEFTON SMALL COMPANY VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                     For the
                                                      For the Six  Period Ended
                                                     Months Ended  December 31,
                                                     June 30, 1998   1997(1)
                                                     ------------- ------------
                                                      (Unaudited)
FROM INVESTMENT ACTIVITIES:
Net investment income (loss)                          $   152,166  $   165,182
Net realized gain (loss) on investment transactions     1,472,340     (383,285)
Net change in unrealized appreciation
 (depreciation)                                        (1,214,300)   1,884,984
-------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
 from operations                                          410,206    1,666,881
-------------------------------------------------------------------------------
Dividends to shareholders from net investment
 income                                                  (153,103)    (168,067)
-------------------------------------------------------------------------------
Change in net assets derived from investment
 activities                                               257,103    1,498,814
-------------------------------------------------------------------------------
FROM BENEFICIAL INTEREST TRANSACTIONS:
Proceeds from sale of shares                            7,902,881   29,849,507
Net asset value of shares issued to shareholders
 from reinvestment of dividends and distributions         147,126      166,722
Cost of shares redeemed                                  (468,780)  (1,834,707)
-------------------------------------------------------------------------------
Change in net assets from beneficial interest
 transactions                                           7,581,227   28,181,522
-------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS                   7,838,330   29,680,336
NET ASSETS:
Beginning of period                                    29,680,336            -
-------------------------------------------------------------------------------
End of period                                         $37,518,666  $29,680,336
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
SHARE TRANSACTIONS:
Issued                                                    594,844    2,464,003
Reinvested                                                 11,157       12,780
Redeemed                                                  (35,125)    (146,474)
-------------------------------------------------------------------------------
Change in shares                                          570,876    2,330,309
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

(1)For the period from June 30, 1997 (commencement of operations) through De-cember 31, 1997.

See Notes to Financial Statements.

SEFTON SMALL COMPANY VALUE FUND
FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the period indicated:

                                                                  For the
                                                  For the Six   Period Ended
                                                 Months Ended   December 31,
                                                 June 30, 1998    1997(1)
                                                 -------------  ------------
                                                  (Unaudited)
Net asset value-beginning of period                 $ 12.74       $ 12.00
-----------------------------------------------------------------------------
Income from investment operations:
 Net investment income                                 0.06          0.07
 Net realized and unrealized gain on investment
  transactions                                         0.19          0.74
-----------------------------------------------------------------------------
Total income from investment operations                0.25          0.81
-----------------------------------------------------------------------------
Dividends and distributions to shareholders:
 Dividends from net investment income                 (0.06)        (0.07)
-----------------------------------------------------------------------------
Total dividends and distributions                     (0.06)        (0.07)
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Net asset value--end of period                      $ 12.93       $ 12.74
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Total return                                           1.94%(2)      6.76%(2)
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Ratios/Supplemental Data:
Net assets, end of period (000's)                   $37,519       $29,680
-----------------------------------------------------------------------------
Ratio of net expenses to average net assets            1.53%(3)      1.59%(3)
-----------------------------------------------------------------------------
Ratio of net investment income to average net
 assets                                                0.91%(3)      1.15%(3)
-----------------------------------------------------------------------------
Ratio of expenses to average net assets without
 fee waivers                                           1.73%(3)      1.81%(3)
-----------------------------------------------------------------------------
Ratio of net investment income to average net
 assets without fee waiver                             0.71%(3)      0.93%(3)
-----------------------------------------------------------------------------
Portfolio turnover rate(4)                            42.66%        14.81%
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------

(1) For the period from June 30, 1997 (commencement of operations) through December 31, 1997.
(2) Total return is not annualized.
(3) Annualized.
(4) A portfolio turnover rate is the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with maturity dates of one year or less at the time of acquisition) for the period and dividing it by the monthly average of the market value of such securities during the period.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

  Sefton Funds Trust (the "Trust"), a Delaware business trust was organized on January 6, 1995. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment compa-ny. The Trust offers four series of shares--Sefton U.S. Government Fund, Sef-ton California Tax-Free Fund, Sefton Equity Value Fund, and Sefton Small Com-pany Value Fund (the "Funds"). The Funds commenced investment operations on April 3, 1995 except the Sefton Small Company Value Fund, which commenced in-vestment operations on June 30, 1997. The assets for each series are segre-gated and accounted for separately.

  The U.S. Government Fund's investment objective is to provide investors with as high a level of current income as is consistent with preservation of capi-tal. The Fund pursues its objective by investing, under normal conditions, at least 65% of its total assets in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The California Tax-Free Fund's investment objective is to provide investors with as high a level of current income, exempt from both Federal and California personal income taxes, as is consistent with preservation of capital. The Fund pursues this objective by investing primarily in California municipal obligations such that the portfo-lio's weighted average stated maturity will be 10 or more years. The Equity Value Fund's investment objective is to provide investors with long-term capi-tal appreciation. The Fund pursues its investment objective by investing pri-marily in common stock of both domestic and foreign companies and it also may invest in large, well-established companies and smaller companies with market capitalizations exceeding $50 million at the time of purchase. The Small Com-pany Value Fund's investment objective is to provide investors with long-term capital appreciation. The Fund pursues its investment objective by investing primarily in a portfolio of equity securities of both foreign and domestic small capitalization companies, defined as companies having stock market capi-talization of $1 billion or less at the time of initial purchase.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

  The following is a summary of significant accounting policies consistently followed by each Fund in preparation of its financial statements. These poli-cies are in conformity with generally accepted accounting principles. The preparation of financial statements in accordance with generally accepted ac-counting principles requires management to make estimates and assumptions that effect the reported amount of assets and liabilities and disclosure of contin-gent assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. The actual results could differ from those estimates.

  A. INVESTMENT VALUATION: Marketable securities are valued at the last sales price on the principal exchange or market on which they are traded; or, if there were no sales that day, the closing bid prices are used. Bonds and other fixed-income securities are valued by using market quotations and may be val-ued on the basis of prices provided by a pricing service approved by the Board of Trustees. Securities for which market quotations are not readily available are valued at their fair market value as determined in good faith by or under the direction of the Board of Trustees. Short-term securities having a remain-ing maturity of 60 days or less are valued at amortized cost, which approxi-mates market value.

  B. REPURCHASE AGREEMENTS: Repurchase agreements are fully collateralized by securities issued by the U.S. government or its agencies. All collateral is held by the Trust's custodian and is monitored daily to ensure that the col-lateral's market value equals at least 100% of the repurchase price under the agreement. However, in the event of default or bankruptcy by the counter party to the agreement, realization and/or retention of the collateral may be sub-ject to legal proceedings. Each Fund's policy is to limit repurchase agreement transactions to those parties deemed by the Fund's Investment Adviser to have satisfactory creditworthiness in accordance with guidelines adopted by the Board of Trustees.

  C. FEDERAL INCOME TAXES: The Funds have made no provision for federal income tax for the six months ended June 30, 1998. The Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with the Internal Revenue Code applicable to regulated investment compa-nies.

  As of December 31, 1997, for federal income tax purposes, the following Funds have capital loss carry forwards available to offset future capital gains, if any:

                                                      AMOUNT         EXPIRES
                                                     --------        --------
U.S. Government Fund                                 $ 35,086        12/31/04
U.S. Government Fund                                   45,789        12/31/05
Small Company Value Fund                              277,096        12/31/05

  The carry forward will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax.

  Additionally, net capital losses of $106,190 attributable to security trans-actions of the Sefton Small Company Value Fund occurring after October 31, 1997, were treated as arising on January 1, 1998, the first day of the Fund's next taxable year.

  D. SECURITIES TRANSACTIONS: Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains or losses from security transactions are recorded on the identified cost basis.

  E. ORGANIZATIONAL COSTS: Each of the Funds, except Sefton Small Company Value Fund, deferred certain organizational costs of $38,529 at inception. Sefton Small Company Value Fund deferred certain organizational costs of $21,782. Such costs are being amortized over a 60 month period from the commencement of in-vestment operations of each respective fund.

  F. INVESTMENT INCOME: Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premium and accretion of dis-count, is accrued and recorded daily.

  G. DIVIDENDS, DISTRIBUTIONS AND EXPENSES: The Sefton Equity Value Fund and the Sefton Small Company Value Fund will distribute net investment income quar-terly. The Sefton U.S. Government Fund and the Sefton California Tax-Free Fund will declare and pay dividends from net investment income daily and monthly, respectively. Distributions of net realized gains, if any, are declared at least once a year. Each Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses, which are allocated based on average net assets.

  H. CAPITAL ACCOUNTS: The Funds follow the provisions of the American Insti-tute of Certified Public Accountant's Statement of Position 93-2 "Determina-tion, Disclosure and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies" ("SOP"). The pur-pose of this SOP is to report undistributed net investment income and accumu-lated net realized gain or loss in such a manner as to approximate amounts available for future distributions to shareholders, if any.

  Net investment income distributions and capital gains distributions are de-termined in accordance with income tax regulations which may differ from gener-ally accepted account-ing principles. These differences are due to differing treatments for items such as deferral of wash sale losses, net operating losses and capital loss carry forwards.

  I. CONCENTRATION OF CREDIT RISK: The Sefton California Tax-Free Fund invests primarily in securities issued by the State of California (the "State") and its various political subdivisions. The performance of Sefton California Tax-Free Fund is closely tied to economic conditions within the State and the fi-nancial condition of the State and its agencies and municipalities.

NOTE 2 - INVESTMENT ADVISORY FEES, ADMINISTRATION FEES AND OTHER RELATED PARTY TRANSACTIONS

  Each Fund has entered into an Investment Advisory Agreement with Sefton Cap-ital Management, Inc. (the "Investment Adviser"). Pursuant to its advisory agreement with the Funds, the Investment Adviser is entitled to an advisory fee, computed daily and payable monthly at an annual rate of 0.60%, 0.60%, 1.00%, and 1.25% of the daily average net assets for the Sefton U.S. Govern-ment Fund, Sefton California Tax-Free Fund, Sefton Equity Value Fund and Sef-ton Small Company Value Fund, respectively. The Investment Adviser voluntarily waived a portion of its advisory fee for the six months ended June 30, 1998 for the Sefton U.S. Government Fund, Sefton California Tax-Free Fund, and Sef-ton Small Company Value Fund.

  On January 1, 1997, each of the Funds entered into an Administrative Serv-ices Contract with BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS"). BISYS is entitled to receive a fee from the Funds for its services computed daily and payable monthly, at an annual rate of 0.15% of each Fund's average daily net assets. BISYS voluntarily waived a portion of the administration fees for the six months ended June 30, 1998 for the Sefton U.S. Government Fund, Sefton California Tax-Free Fund and Sefton Equity Value Fund. BISYS assisted in each of the Fund's administration and operations, in-cluding providing office space and various legal and accounting services in connection with the regulatory requirements applicable to each Fund.

  BISYS Fund Services, Inc., an affiliate of BISYS, serves as fund accountant and transfer agent to the Funds. For the six months ended June 30, 1998 BISYS Fund Services Inc., received $16,886, $18,166, $14,902 and $16,044 for its services as fund accountant from the U.S. Government Fund, California Tax-Free Fund, Equity Value Fund and Small Company Value Fund, respectively. For its services as transfer agent BISYS Fund Services, Inc., received $5,115, $6,519, $18,581 and $2,578 from the U.S. Government Fund, California Tax-Free Fund, Equity Value Fund and Small Company Value Fund, respectively.

  Certain Trustees and officers of the Funds are also members and/or officers of the Investment Adviser or BISYS. All affiliated and access persons, as de-fined in the 1940 Act, follow guidelines and policies on personal trading as outlined in the Trust's Code of Ethics.

  Trustees and officers of the Funds who are affiliated persons receive no compensation from the Funds. Trustees who are not interested persons of the Trust, as defined in the 1940 Act, collectively received compensation and re-imbursement of expenses of $1,491, $2,210, $3,399 and $943 from the Sefton U.S. Government Fund, Sefton California Tax Free Fund, Sefton Equity Value Fund and Sefton Small Company Value Fund, respectively, for the six months ended June 30, 1998.

NOTE 3 - UNREALIZED GAINS AND LOSSES ON INVESTMENTS

  For the six months ended June 30, 1998: (on a tax basis)

                                SEFTON      SEFTON      SEFTON        SEFTON
                                 U.S.     CALIFORNIA    EQUITY     SMALL COMPANY
                              GOVERNMENT   TAX-FREE      VALUE         VALUE
                                 FUND        FUND        FUND          FUND
                              ----------  ----------  -----------  -------------
Gross Appreciation
 (excess of value over cost)  $1,674,802  $2,536,039  $11,597,889   $ 3,069,412
Gross Depreciation
 (excess of cost over value)          (0)    (16,738)  (2,692,602)   (2,331,376)
                              ----------  ----------  -----------   -----------
Net Unrealized
 Appreciation/(Depreciation)  $1,674,802  $2,519,301  $ 8,905,287   $   738,036
                              ==========  ==========  ===========   ===========

NOTE 4 - PURCHASES AND SALES OF SECURITIES

  Purchases and sales of securities (excluding short-term securities) for the six months ended June 30, 1998 are as follows:

                                                       PURCHASES       SALES
                                                      -----------   -----------
U.S. Government Fund                                  $ 2,094,555   $ 2,139,787
California Tax-Free Fund                              $ 6,075,495   $ 3,741,250
Equity Value Fund                                     $28,721,365   $27,672,149
Small Company Value Fund                              $15,812,341   $12,210,474

SEFTON FUNDS

TRUSTEES AND OFFICERS
                                                                 [LOGO OF
                                                                  SEFTON
BOARD OF TRUSTEES                                                 FUNDS
                                                                  APPEARS
Harley K. Sefton(++)             Chairman of the Board,           HERE]
                                 President and
                                 Chief Executive Officer,
                                 Sefton Capital Management, Inc.

Grace Evans Cherashore *+        Chief Executive Officer,
                                 Bahia and Catamaran Hotels

Gordon T. Frost, Jr. *+          President/General Manager,
                                 Frost Hardwood Lumber Company

John J. Pileggi *+               Senior Managing Director,
                                 Furman Selz, LLC

                                 *   Member of Audit Committee
                                 +   Member of Nominating Committee
                                 ++  Trustee who is an "interested person"
                                     of the Trust as that term is defined in the Investment Company Act of 1940
OFFICERS

Harley K. Sefton                 Chairman of the Board and President

Thomas C. Bowden                 Vice President

Alan A. Lordi                    Vice President

Ted J. Piorkowski                Vice President

Leif O. Sanchez                  Vice President

Lani Capossere                   Vice President and Secretary

Irimga McKay                     Assistant Secretary

Alaina Metz                      Assistant Secretary

Matthew Constancio               Assistant Secretary

Ellen Stoutamire                 Assistant Secretary

Paul T. Kane                     Vice President & Treasurer

Greg Maddox                      Assistant Treasurer

Frank Deutchki                   Assistant Treasurer

The views expressed in this report are those of the Funds' portfolio managers as of the date specified, and may not reflect the views of the portfolio managers on the date they are first published or at any time thereafter. The views expressed in this report are intended to assist shareholders of the Sefton Funds in understanding their investment in the Funds and do not constitute investment advice: investors should consult their own investment professionals as to their individual investment programs.

Sefton Capital Management, the investment adviser to the Sefton Funds, is a privately owned registered investment adviser.

SEFTON FUNDS

CORPORATE INFORMATION
                                                                 [LOGO OF
                                                                  SEFTON
INVESTMENT ADVISER                                                FUNDS
                                                                  APPEARS
Sefton Capital Management                                         HERE]
2550 Fifth Avenue, Suite 808
San Diego, California 92103

ADMINISTRATOR, DISTRIBUTOR AND TRANSFER AGENT

BISYS Fund Services
3435 Stelzer Road
Columbus, Ohio 43219-3035

CUSTODIAN

Union Bank of California
475 Sansome Street
San Francisco, California 94111

LEGAL COUNSEL

Paul, Weiss, Rifkind, Wharton & Garrison
1285 Avenue of the Americas
New York, NY 10019-6064

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
200 E. Randolph Drive
Chicago, IL 60601


This report and the financial statements contained herein are provided for the general information of the shareholders of the Sefton Funds. This material must be preceded or accompanied by a prospectus. For a free prospectus containing more complete information including charges and expenses, obtain a prospectus from BISYS Fund Services Member NASD, 3435 Stelzer Road, Columbus, Ohio 43219-3035, or call Sefton Funds at 1-800-524-2276. Please read the prospectus carefully before investing or sending money.

These funds are not insured by Sefton Capital Management, the FDIC or any other insurer.

SFT-0030                                                             9/98